Posting Supplement No. 215 dated May 15, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 374007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374007	$8,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374007. Member loan 374007 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	Coral Springs, FL

Home town:	Chicago
Current & past employers:	Dimitri Kehagias
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I've found my potential first home. Unfortunately no one will give me a loan because it's too small. On the other hand, I can't ask for more because they won't give me more than the listing price. Someone help me out of this sticky situation.

A credit bureau reported the following information about this borrower member on January 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,788.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 375149

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375149	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375149. Member loan 375149 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	CMC Capitol City Steel	Debt-to-income ratio:	19.67%
Length of employment:	8 years 1 month	Location:	Kyle, TX

Home town:	Giddings
Current & past employers:	CMC Capitol City Steel
Education:	None

This borrower member posted the following loan description, which has not been verified:

I would like to get all my small debts combined into one monthly payment. That way my monthly payment would be much lower than they are now combined. Thank you.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	42
Revolving Credit Balance:	$5,155.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381680	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381680. Member loan 381680 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$21,728 / month
Current employer:	n/a	Debt-to-income ratio:	7.82%
Length of employment:	4 years 6 months	Location:	Manor, TX

Home town:	Grand Blanc
Current & past employers:	Dell
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Business Expansion Funds: We have a successful, six year old retail tax business that is ready for new expansion. We are seeking a small bridge loan to allow us to expand our market by adding a second location. We offer retail tax preparation services for low to mid income customers in fast growing county covering over 600 square miles. The business was founded in 2002 and was cash flow positive from the start. Since opening we have prepared returns for more than 3,500 customers. This is a recession proof business. Every year more people file their taxes with a paid preparer and we are looking to broaden our customer base with an additional office location. The requested funds will be used for working capital ??? office rent, utilities, advertising, etc., and build out of a new office. With this expansion we will capture a larger market share. County growth is extremely fast, and the growth opportunity for the business is excellent. We have worked hard to maintain a perfect payment record on both personal and business credit. Our business credit is strong with an 80 Paydex from D&B, and a 90+ Credit score from Experian. We are willing to accept a higher interest rate to ensure we are able to continue our growth in the current lending environment. Feel free to email me if you have any questions or concerns. Terry

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	45
Revolving Credit Balance:	$11,697.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381739	$22,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381739. Member loan 381739 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Smart Source LLC	Debt-to-income ratio:	7.78%
Length of employment:	6 years 3 months	Location:	New York, NY

Home town:	New York
Current & past employers:	Smart Source LLC
Education:

This borrower member posted the following loan description, which has not been verified:

TEST

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$18,067.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384219	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384219. Member loan 384219 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	7-Eleven	Debt-to-income ratio:	13.57%
Length of employment:	3 years 9 months	Location:	SAN BERNARDINO, CA

Home town:	Spencer
Current & past employers:	7-Eleven, Homeland Grocery Stores- in Oklahoma
Education:

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off high interest loans. I will pay on time each month and pay the minimum or more if possible. I really desire to keep a good credit score, so that I can eventually purchase a home. However, I will never be able to reach that goal if I can't get out from under this high interst debt. So please carefully consider my request and help me reach my goals. Thank you, Jason

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,614.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389368	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389368. Member loan 389368 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Golds Gym	Debt-to-income ratio:	7.13%
Length of employment:	2 years	Location:	Cypress, TX

Home town:	Louisville
Current & past employers:	Golds Gym, Fitness Inferno, Olympus Fitness
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt at a lower interst rate. I have never missed a payment, but over the past two years my credit card companies have somehow gotten away with increasing my interest rates over and over again. I pay over the minimum payment per month on all my cards by paying about $700-800.00 a month, but I just can't keep up with the rising interest rates. Can anyone please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$12,616.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 391128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391128	$16,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391128. Member loan 391128 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	TBE Group	Debt-to-income ratio:	22.45%
Length of employment:	3 years 6 months	Location:	Cortland, OH

Home town:
Current & past employers:	TBE Group, International Engineering Firm
Education:	Hiram College, Youngstown State University

This borrower member posted the following loan description, which has not been verified:

I am graduating with my BA in Business Management, and I am going to be starting my Masters program. I am looking to consolidate all debt, school loans etc. I have had a 15 year credit history now with all accounts in good standing with no late payments.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,860.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391945	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391945. Member loan 391945 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Majestic trophy Outfitters	Debt-to-income ratio:	15.81%
Length of employment:	8 years 3 months	Location:	Craig, CO

Home town:	Craig
Current & past employers:	Majestic trophy Outfitters, Moffat County School district
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for temporary funds to refinance equipment and secure growth.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	62
Revolving Credit Balance:	$26,442.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393310	$6,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393310. Member loan 393310 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Anaya Welding and Lease	Debt-to-income ratio:	11.34%
Length of employment:	8 years 5 months	Location:	edinburg, TX

Home town:	Edinburg
Current & past employers:	Anaya Welding and Lease
Education:	South Texas College, University of Texas San Antonio

This borrower member posted the following loan description, which has not been verified:

Just inherited 20 yr old home and am requesting a personal loan for home improvements. I currently have no mortgage, no children and 1 car note which is nearing payoff. I am the Safety Director for our family owned business specializing in oilfield and pipeline construction which is going on 30 years serving the South Texas Oil & Gas industry. I?ve turned to LendingClub lenders in lieu of its competitive low APR and am looking forward to my first experience with LendingClub and am already looking forward into becoming a lender myself. The loan is allocated to only financing this one project as I like to keep my revolving credit to a minimum I felt that a loan would work best in this situation; expenses will cover contractor and material.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,415.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395196	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395196. Member loan 395196 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.55%
Length of employment:	n/a	Location:	NEW YORK, NY

Home town:	BROOKLYN
Current & past employers:	PERLINA HANDBAGS/ PERLINA.COM
Education:

This borrower member posted the following loan description, which has not been verified:

i worked many years in a very successful retail business. we sell discount ladies wear. example: we sell LIZ CLAIBORNE coats for 39.99 sold everywhere for $100 and up. i have really good connections in the industry, i can get all the brand names at really low prices. our business did about 3 million per year, mostly cash. now i have decided to open my own store with the same business formula. i have found a perfect location, New York's 125th street. it is one of the prime shopping locations in new york and its exactly wear all my customers work and live. i just signed a 10 year lease for a perfect space. i have capital but i need more. if i had to estimate, im 98% sure that this will be a success and i would open more locations in the next few years. this is my dream and nothing will stop me!

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	42
Revolving Credit Balance:	$13,628.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395896	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395896. Member loan 395896 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Applebee's	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Crookston, MN

Home town:	Crookston
Current & past employers:	Applebee's, LM Glasfibre
Education:	University of North Dakota

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan as a means to finance my certification as a mobile electronics installation technician. At this time I have chosen to pursue an education in mobile electronic installation at mobile Dynamics in Phoenix, AZ as it has always been a passion of mine and a source of great interest and time spent unprofessionally. To date I have designed and installed my personal stereo in my previously owned vehicle. That system consisted of a new head unit, all new mids & highs, dual subwoofers and dual amplifiers to power both the subs and rear 6x9's. My other passion within audio electronics is designing and building custom drivers. To date I have designed and built multiple custom prototypes for my personal use. The training and certification that Mobile Dynamics offers will allow me to begin full-time work and career development within the field of mobile electronics. At this time I am able to cover a portion of the required costs of attendance and plan to continue my part-time work while receiving the Mobile Dynamics certification. After completion of this course I will begin full-time work within the car audio industry and pursue a continued development of myself as a installation technician and the industry of which I will be a part of.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399398	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399398. Member loan 399398 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RONCO Consulting Corporation	Debt-to-income ratio:	24.18%
Length of employment:	4 years 1 month	Location:	Herndon, VA

Home town:	Newport
Current & past employers:	RONCO Consulting Corporation
Education:	Averett University

This borrower member posted the following loan description, which has not been verified:

Seeking a 36 month loan to be used for engineering and legal fees in obtaining building permits for a house in suburban Washington DC.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311,616.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399988	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399988. Member loan 399988 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Tree of Knowledge Educational Services Inc.	Debt-to-income ratio:	18.48%
Length of employment:	10 months	Location:	calabasas, CA

Home town:	Lehighton
Current & past employers:	Tree of Knowledge Educational Services Inc.
Education:	Saint Joseph's University, Catholic University of America

This borrower member posted the following loan description, which has not been verified:

Hi. I am a very reliable person. I currently work as a part-time tutor because I can't find a job in my field of study. I also have another part time job where I work for a private company that teaches a Phy Ed course to children, ages 3-7. I have a masters degree but with the economy, I am struggling to pay bills. I don't want to go into debt so that's why I need the loan. I need help paying for rent, an unexpected medical bill, and 2 unexpected plane trips due to a family emergency. My credit score is 700. I always pay my bills on time and usually in full. The past month I have had to pay the minimal amount because I can't afford to pay the full amount. Please help!

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,284.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400078	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400078. Member loan 400078 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	18.90%
Length of employment:	n/a	Location:	lynnwood, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get this loan to consolidate my credit card debt. I have never been late on my credit card payments, or in any other payment, but unfortunately credit card companies decided to punish responsible behavior.My interest rates raised up to 21%-24.99%, making very difficult to make payments because I never know what next month's payment will be. I am a very well structured person and having one monthly payment with a fixed interest rate is very important to me.I love being a prompt payer, so I am requesting this loan to keep my credit and my responsible behavior. I have a steady work history and also receive money from my rental properties. One low rate payment will give me more breathing room and peace of mind. It is very scary when you see your financial future in the hands of credit card companies that really don't care about how reliable you are as a customer.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,124.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400386	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400386. Member loan 400386 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	The Eye Institute of West Florida	Debt-to-income ratio:	21.51%
Length of employment:	3 years	Location:	SAINT PETERSBURG, FL

Home town:	St Petersburg
Current & past employers:	The Eye Institute of West Florida, The Eye Institute of West Florida
Education:

This borrower member posted the following loan description, which has not been verified:

The money will be used to help me catch up on some bills for my house and to help me keep my day by day life going with my son. I have always been on time for any bills that are due. Recently my ex-husband has stopped helping me out with our son. I have had to pull the weight of paying for everything and that has set me behind. I want to be able to pay up some family I owe and get caught up on my bills. I am a very responsible person. This situation with my ex has put me here and I just need some help back on my feet to get back to where I was. Caught up.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,065.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400449	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400449. Member loan 400449 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,166 / month
Current employer:	Hitachi Consulting	Debt-to-income ratio:	2.78%
Length of employment:	5 years	Location:	IRVINE, CA

Home town:	Long Beach
Current & past employers:	Hitachi Consulting, Accenture
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

I am looking to aggressively pay off the three credit cards I have as quickly as possibly, unfortunetly the rates are prohibitive to making a dent in the principle. I am looking for the best interest rate possible for a short 2-3 year loan that will allow me to pay off all credit as soon as possible.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$11,537.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400532	$8,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400532. Member loan 400532 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,525 / month
Current employer:	Integrated Device Technology	Debt-to-income ratio:	10.71%
Length of employment:	9 years	Location:	AUBURN, NY

Home town:
Current & past employers:	Integrated Device Technology, Integrated Circuit Systems, US Navy, US Army, National Guard
Education:	University of Connecticut, DeVry University-Ohio

This borrower member posted the following loan description, which has not been verified:

Short Term Loan to cover School expenses and daycare while wife finishes last two semesters of RN program

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,141.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400653	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400653. Member loan 400653 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,908 / month
Current employer:	Wyckoff Farms, Inc.	Debt-to-income ratio:	17.69%
Length of employment:	24 years 1 month	Location:	Mabton, WA

Home town:	Moses Lake
Current & past employers:	Wyckoff Farms, Inc., UI Group
Education:	Central Washington University

This borrower member posted the following loan description, which has not been verified:

Most of my revolving/credit card debt is higher than 15% I would like to consolidate this to a lower interest rate. Though I am maxed out on most the credit available I always have made payments for more the than the minimum due. if this was to get funded I will close all accounts that I payoff with the loan proceeds. I am looking for someone willing to take a chance on me.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,700.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400783	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400783. Member loan 400783 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Gilleland Chevrolet Cadillac	Debt-to-income ratio:	23.26%
Length of employment:	2 years 4 months	Location:	Saint Cloud, MN

Home town:	Cumberland
Current & past employers:	Gilleland Chevrolet Cadillac, Princeton Community Education, Mars Music
Education:	Saint Cloud State University

This borrower member posted the following loan description, which has not been verified:

My clients want more! I have been teaching the Martial Art of Taekwondo through the local Community Education program for over six years. I currently have 32 students and know I have lost students due to a lack of personal attention. I also have several long time students/customers who are offering to pay more if they could have classes/products catered to them. I have a great lease deal worked out, a great group of volunteers to help us market the business, and I work during the day as an Automotive Sales Manager so I know how to build the sales funnel for this company. I even have assistants who are qualified to provide instruction when I'm not there. My wife and I just got married two weeks ago so money is a little tight right now. I need to buy some mats, paint, and training equipment to be ready to open. Please help us make this dream a reality.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	29
Revolving Credit Balance:	$6,130.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400818	$23,100	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400818. Member loan 400818 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Embedded Software Co.	Debt-to-income ratio:	20.67%
Length of employment:	1 year 6 months	Location:	Corona, CA

Home town:	Fullerton
Current & past employers:	Embedded Software Co.
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Looking to refinance with Lending Club for a better rate. I always pay my bills on time and a loan with Lending Club will allow me to pay my debt down a little faster.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,602.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400836	$4,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400836. Member loan 400836 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	American ESL Center	Debt-to-income ratio:	13.71%
Length of employment:	1 year	Location:	Columbia, MD

Home town:
Current & past employers:	American ESL Center, US Air Force
Education:	SUNY, Albany

This borrower member posted the following loan description, which has not been verified:

I am enrolled in a short Arabic Language course abroad to improve my Arabic language skills. I passed the Phase 1 test for the FBI and want to succeed in their language test so that I can move on to Phase 2 and ultimately become a better US, government asset. Fluency in Arabic for non-native speakers is highly marketable right now. I will use the money for tuition and airfare.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	54
Revolving Credit Balance:	$434.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400855	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400855. Member loan 400855 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,167 / month
Current employer:	FELLOWSHIP SQUARE FOUNDATION	Debt-to-income ratio:	7.02%
Length of employment:	3 years 6 months	Location:	MOUNT RAINIER, MD

Home town:	MOUNT RAINIER
Current & past employers:	FELLOWSHIP SQUARE FOUNDATION
Education:

This borrower member posted the following loan description, which has not been verified:

This is the amount stands between me and a brilliant business venture that will yield great profit within a year. I have a stable job, decent income and have never been delinquent on any debt. Besides I am currently debt-free which greatly bolsters my ability to pay.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$875.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 400872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400872	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400872. Member loan 400872 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Self Employed Since 1981	Debt-to-income ratio:	16.57%
Length of employment:	28 years	Location:	Biscayne Park, FL

Home town:	Miami
Current & past employers:	Self Employed Since 1981, Self Employed
Education:	Brussels University ULB (Belgium). Master.

This borrower member posted the following loan description, which has not been verified:

Funds are needed to finalize remodeling of 2 bath rooms

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,046.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400900	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400900. Member loan 400900 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	MBW Inc	Debt-to-income ratio:	14.05%
Length of employment:	12 years 2 months	Location:	Orange, MA

Home town:	Greenfield
Current & past employers:	MBW Inc
Education:

This borrower member posted the following loan description, which has not been verified:

need help combining all these Credit card bills.One payment a month would help me out.I still haven't missed a payment on anything I am paying. Ive been working at the same place for over 12 years so I have Steady income.Ran up Credit cards doing home improvements I didn't really have a choice.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,122.00	Public Records On File:	1
Revolving Line Utilization:	73.20%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401026	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401026. Member loan 401026 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	NFI Industries	Debt-to-income ratio:	13.52%
Length of employment:	7 months	Location:	Cherry Hill, NJ

Home town:	Water Mill
Current & past employers:	NFI Industries, YRC Worldwide
Education:	Baker University College of Arts and Sciences

This borrower member posted the following loan description, which has not been verified:

I am one of the lucky ones. I earn a very good living at a job I enjoy (most days). I am healthy and have good family and friends. For about 5 years starting in 1999 I was financing poor spending decisions and some college tuition through credit cards. At it's height in 2006, my credit card debt was at 60000. My education allowed me to significantly increase my income and I have retired my credit card debt to about 27000. I have 11k in a credit card with a 6.99 APR rate. I have approximately 16K on a "Gold Loan" from Bank of America which works like a line of credit that currently charges me 15.99% I have negotiated that BOA loan interest rate down twice from the original amount but it is still higher than I would like. Unlike others, I have the means to get myself out of the mess I created but I would like to quit rewarding the predatory "enablers" with interest payments. I am responsible for getting into this problem. I am now looking forward to getting out and if I can accelerate that process using the lending club with a better rate and not reward credit card companies any more than I already have. So much the better Thank you for your consideration

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,790.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401042	$15,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401042. Member loan 401042 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Monfore	Debt-to-income ratio:	19.85%
Length of employment:	3 years	Location:	Aliso Viejo, CA

Home town:	Los Angeles/Anaheim
Current & past employers:	Monfore, International Aerotech, First State Mortgage
Education:	Concorde Career Institute

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off my credit cards and save money on interest rates. I think having one payment a month is the smarter, most cost effective way to go, especially in this economy. I believe I am a good, reliable candidate for this loan because I am very responsible in paying my debts on time and take my good credit very seriously. I hope you will seriously consider my request and check my payment history. Sincerely, Robin Monfore

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,457.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401044	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401044. Member loan 401044 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	AOL LLC	Debt-to-income ratio:	5.58%
Length of employment:	9 years 10 months	Location:	Manassas, VA

Home town:	Boston
Current & past employers:	AOL LLC
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am a real estate investor and would like to finance the closing costs for an investment property purchase through a short-term loan from your company. I expect that my closing costs will be in the range of $15k-$25k. My credit is good (somewhere between 725-735), and my primary source of income earns me $280k a year (I'm a Vice President of Technologies at a Fortune 500 company). I expect to pay off the loan within 6 months (the period I will hold the investment property while I renovate it and sell it). Our investment group buys and sells multiple properties each quarter.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$290,291.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401062	$5,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401062. Member loan 401062 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	majestic oaks	Debt-to-income ratio:	20.79%
Length of employment:	3 years	Location:	NORRISTOWN, PA

Home town:
Current & past employers:	majestic oaks
Education:

This borrower member posted the following loan description, which has not been verified:

card

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,411.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401073	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401073. Member loan 401073 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SOUTHERN CALIFORNIA GRAPHICS	Debt-to-income ratio:	23.17%
Length of employment:	7 years 7 months	Location:	LOS ANGELES, CA

Home town:	GUATEMALA CITY
Current & past employers:	SOUTHERN CALIFORNIA GRAPHICS, Domino's Pizza (STORE MANAGER), PIZZA HUT (ASSISTANT MANAGER)
Education:	UNIVERSIDAD DE SAN CARLOS GUATEMALA (USAC)

This borrower member posted the following loan description, which has not been verified:

HI EVERY ONE PLEASE HELP ME AND MY FAMILY TO GET IN TO A HOUSE, I JUST LIKE TO ADVANTAGE OF THE OPPORTUNITY.. NOW THAT THE MARKET IS ON MY SIDE THERE IS INVENTORY BUT NO BUYER'S THE ONLY PROBLEM IS BANKS ARE ASKING FOR A LITTLE MORE THAN 3% PLEASE HELP 75 HUNDRED DOLLARS WILL BE O' RIGTH FOR A HOUSE OF 250K PLUS I HAVE SOME SAVED FOR CLOSING COSTS POINTS AND OTHER FEES.. I JUST DONT WANT TO PASS THIS OPPORTUNITY SINCE OUR PRESIDENT RESCENTLY INCLUDED A GOOD 8,000 REBATE AS A STIMULUS PACKAGE FOR FIRST TIME BUYER LIKE ME ON 2009...

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	55
Revolving Credit Balance:	$3,723.00	Public Records On File:	1
Revolving Line Utilization:	39.40%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401137	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401137. Member loan 401137 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Alltec Mfg.	Debt-to-income ratio:	12.64%
Length of employment:	3 years 2 months	Location:	Grover Beach, CA

Home town:	Brooklyn
Current & past employers:	Alltec Mfg., Next Intent
Education:	N.T.M.A.

This borrower member posted the following loan description, which has not been verified:

Hello to all, I am requesting a loan to rid myself of a couple high rated credit cards, and to pay off my income tax bill. I do own a motorcycle worth about $3000. I've been in my industry for 23 years. Thank you for concidering my request.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,745.00	Public Records On File:	1
Revolving Line Utilization:	35.90%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401175	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401175. Member loan 401175 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,850 / month
Current employer:	Boeing Company	Debt-to-income ratio:	22.95%
Length of employment:	1 year 1 month	Location:	Dickinson, TX

Home town:	Yardley
Current & past employers:	Boeing Company, United Space Alliance, United States Patent and Trademark Office
Education:	Purdue University-Main Campus, Embry Riddle Aeronautical University-Extended Campus

This borrower member posted the following loan description, which has not been verified:

A credit card company I will not name (its own name has recently changed), has left me with a 28% interest rate and a continuous credit limit chase as I continue to pay down the card. I'd like to lower this rate and consolidate another card in the process. I have no problems paying my current bills, however it would be nice to pay them down under more agreeable terms. I am employed, a homeowner, pay my auto loan monthly, and have no delinquencies on my accounts.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,047.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401199	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401199. Member loan 401199 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,848 / month
Current employer:	Quality Distribution	Debt-to-income ratio:	9.83%
Length of employment:	8 years 5 months	Location:	Tampa, FL

Home town:	Tampa
Current & past employers:	Quality Distribution, Verizon Communications
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

I am in need of a small capital loan to start a real estate investment business. I am hoping to rehab a home and provide quality affordable housing to people who may be without due to the current economic plight. I have about 5,000 dollar of my own capital to put up. Thank You in advance for your consideration.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,475.00	Public Records On File:	1
Revolving Line Utilization:	87.70%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401281	$13,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401281. Member loan 401281 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Del Monte Fresh	Debt-to-income ratio:	9.43%
Length of employment:	3 years 9 months	Location:	Miami, FL

Home town:	New Orleans
Current & past employers:	Del Monte Fresh
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

Everyone: I am currently looking for a loan to consolidate my debt and be able to have one single monthly payment in order to be able to better plan my finances. As you review my credit report you will be able to see that I am a very responsible with my debts and I don???t have one single late payment or delinquency. I graduated college 5 years ago where I got a Bachelors degree and a M.B.A and I have been working for Del Monte Fresh Produce for the last 4 years as a Product Manager (Bananas). My company is doing great, job is stable and with a lot opportunity for growth. I am in a good place financially just want to be able to have a plan with structure to be able to pay off debt faster with a fix rate loan. If anyone has any more questions please don???t doubt to contact me.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,174.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401368	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401368. Member loan 401368 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Sunpluswireless INC	Debt-to-income ratio:	22.17%
Length of employment:	3 years	Location:	BRONX, NY

Home town:	Port of Spain
Current & past employers:	Sunpluswireless INC, Interactive Data
Education:	CUNY La Guardia Community College

This borrower member posted the following loan description, which has not been verified:

I plan to use the money to pay down some high interest rate credit card debt that i presestly have. I would also use part of the money to buy some close out inventor form a couple of store that is going out of business for my business I have establish credit since 1990 and i have never paid any of my creditor late ( past 30) as of yet.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,027.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401371	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401371. Member loan 401371 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	The Pennsylvania State University	Debt-to-income ratio:	2.40%
Length of employment:	2 years	Location:	State College, PA

Home town:
Current & past employers:	The Pennsylvania State University, New England Baptist Hospital
Education:	Pennsylvania State University-Main Campus, Ithaca College

This borrower member posted the following loan description, which has not been verified:

I will graduate from Penn State's Master of Health Administration program and will start working at Canton-Potsdam Hospital in July. My request for a loan is based on monetary needs in the transition period between graduation and my first paycheck. Primarily, my largest expense is renting a place. I've been calling up apt/rentals and all of them require first months, last months and a security deposit. My apartment budget is between $400/mo to $600/mo. Given the 3 payments and plus any application fee, I expect a maximum of $2000 in this department. Second, I will need some funds that will facilitate my move. I would like to be able to do this in 1 trip but may require more. Therefore, I anticipating around $1000 in moving and travel expenses. Third, I will need to keep current with payments, groceries and regular living costs between May and my first paycheck in mid-July. I anticipate a maximum of $2000. In sum, I am requesting $5000 and expect to pay back the loan within a year of the start date. I would appreciate any help. Thanks in advance. Best, Adhish

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,956.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401374	$18,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401374. Member loan 401374 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,183 / month
Current employer:	tw telecom	Debt-to-income ratio:	8.73%
Length of employment:	2 years 7 months	Location:	DENVER, CO

Home town:	Royal Oak
Current & past employers:	tw telecom
Education:	Oakland University, University of Colorado at Denver and Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt into one easy to manage payment that I would like to pay off in three years or less. I've made a financial goal to eliminate my debt so that I may then save money for a house in five years with at least a 20% down payment. I also want my money to work for me through smart investments, but I know I need to eliminate my outstanding debts in order to do this.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,892.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401427	$8,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401427. Member loan 401427 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Sargent and Lundy LLC	Debt-to-income ratio:	18.06%
Length of employment:	2 years 1 month	Location:	wilmington, DE

Home town:	Syracuse
Current & past employers:	Sargent and Lundy LLC
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

This money will go to consolidate debt payments and 1 major (slightly) purchase. The debt is from credit cards that I used while in college which have all seen increases in the interest rates to very high levels. I am currently paying around $500/month to the various cards to avoid paying a ton of interest. $3000 will take care of this debt. The other portion of this money will be going towards moving forward in a relationship... I'd like to leave it at that. I am a good candidate simply because of the nature of this request. I want to pay things off with minimal debt, so there is a good chance I not only pay on time but also aggressively ahead of schedule. I also hold a good paying job as an engineer in a very stable industry.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,948.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401476	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401476. Member loan 401476 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	self	Debt-to-income ratio:	14.72%
Length of employment:	15 years	Location:	GOSHEN, NY

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for business expansion.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$5,004.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401530	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401530. Member loan 401530 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,741 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	24.88%
Length of employment:	5 years 2 months	Location:	Strongsville, OH

Home town:	Jaslo
Current & past employers:	Cleveland Clinic
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

I have approximately $10,000 in credit card debt spread out over four different credit cards. My credit score as of November 2008 is 720. I pay all of my bills on time. I have never been late on anything. I also pay more than the minimum (a total of about $700-$800 every month). The primary reason why my credit card debt isn't going down is because of the high interest rates. I would like to consolidate all of that into one monthly payment. I'm looking for a 3-5 year loan with no pre-payment penalty. Most of my credit card debt came from my dentist. I had about $8000 dollars worth of dental work done over the course of three years (fillings and crowns, nothing cosmetic). The rest of my debt comes from interest that has accumulated over time. I did transfer some of it to 0% APR credit cards, but those offers have expired. My fiance and I are getting married on August 29th of this year. We have wedding expenses that I have been paying for without using any of my credit cards. We are also looking into buying a house sometime in the near future. I would like to save money for a down payment but I can't do that if all of my money is going towards paying off my credit cards. I'm a researcher at the Cleveland Clinic and I make $32,890 gross a year. Any help would be greatly appreciated.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,462.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401560	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401560. Member loan 401560 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	martech industries	Debt-to-income ratio:	8.64%
Length of employment:	3 years 6 months	Location:	pembroke pines, FL

Home town:	queens
Current & past employers:	martech industries, US Air Force
Education:	Tallahassee Community College

This borrower member posted the following loan description, which has not been verified:

i will like a jump start on purchasing a property. That i can use as an investment. I will like to buy it cash

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,052.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 401614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401614	$13,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401614. Member loan 401614 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	17.00%
Length of employment:	9 years 5 months	Location:	LEWISVILLE, TX

Home town:	Charlotte
Current & past employers:	JP Morgan Chase, Wells Fargo
Education:	Appalachian State University, University of North Carolina at Charlotte (UNC), Dallas County Community College District

This borrower member posted the following loan description, which has not been verified:

Thank you for considering my request for a debt consolidation loan. As the cost of credit card debt continues to rise, I am looking to you to request a lower interest, fixed rate loan that will allow me to pay off my debt faster and avoid the risk of increasing interest rates. I would most sincerely appreciate your assistance. Thank you, Sherry Lewallen

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$14,750.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401657	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401657. Member loan 401657 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Dell Fastener Corp	Debt-to-income ratio:	8.52%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Dell Fastener Corp, Kennywood Park
Education:	St. Vincents College

This borrower member posted the following loan description, which has not been verified:

Purchasing a loan on a Gypsy Stallion

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401670	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401670. Member loan 401670 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Alts Acres	Debt-to-income ratio:	14.40%
Length of employment:	3 years 8 months	Location:	Appleton, NY

Home town:	Appleton
Current & past employers:	Alts Acres, Barker Central School District, Niagara County Sheriffs Department
Education:	Niagara County Community College

This borrower member posted the following loan description, which has not been verified:

The loan is to buy equipment for my farm.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,112.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401678	$12,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401678. Member loan 401678 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Memorial Hermann Healthcare System	Debt-to-income ratio:	0.25%
Length of employment:	16 years 4 months	Location:	Houston, TX

Home town:	Da Nang
Current & past employers:	Memorial Hermann Healthcare System
Education:	The University of Texas Health Science Center at Houston, Houston Community College System

This borrower member posted the following loan description, which has not been verified:

Hello Sir/Madam, My lack of previous loan history made me unappealling to the banks. Hopefully, you will understand.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	28
Revolving Credit Balance:	$193.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401719	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401719. Member loan 401719 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Ashley Furniture HomeStore	Debt-to-income ratio:	8.95%
Length of employment:	1 year 6 months	Location:	WOLFFORTH, TX

Home town:	Ruidoso
Current & past employers:	Ashley Furniture HomeStore, Lubbock Avalanche Journal
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I need the money to fund my wedding.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,730.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401788	$2,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401788. Member loan 401788 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	cascade valley hosptial	Debt-to-income ratio:	24.72%
Length of employment:	3 years	Location:	EVERETT, WA

Home town:	San Diego
Current & past employers:	cascade valley hosptial
Education:	evcc

This borrower member posted the following loan description, which has not been verified:

I really hope that you give me this chance. i had to get my son out of very very bad place now court rent and tring to keep up with work and school.. I just need some good news!!

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,361.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401829	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401829. Member loan 401829 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	10.13%
Length of employment:	5 months	Location:	Fredericksburg, VA

Home town:	Buffalo
Current & past employers:	Allstate Insurance, HSBC, Appraisal.com, Lending Tree
Education:	Williams College, Hamilton College-Clinton, Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

I recently purchased an insurance company and need some cash to help me through the start-up mode. I have already invested $30,000 of my own money. Whe have been in business for 5 months. Currently our monthly cash flow is approximately negative 3,500. With current our existing sales we should close the gap in 3-4 months. This is a re-listing which is why this listing might look familiar.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1968	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,991.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401856	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401856. Member loan 401856 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self/Harborview Wines & Spirits	Debt-to-income ratio:	11.07%
Length of employment:	1 year 6 months	Location:	Norwalk, CT

Home town:	St. Albans
Current & past employers:	Self/Harborview Wines & Spirits, Stew Leonard's, The Great Atlantic & Pacific Tea Co.
Education:	Georgia Institute of Technology, Wine & Spirits Education Trust (WSET)

This borrower member posted the following loan description, which has not been verified:

I am a partner in a small wine and spirits store. We are relocating to a better area which has nearly three times the daily vehicular traffic and should double our sales volume to $400,000 annually (with a gross profit of 25%), for only an increase of $200/month in rent and taxes. This will require a small capital investment to cover the expense of moving and some construction and marketing costs. One of my other partners and I also have the opportunity to buy out the third partner which will give me 50% ownership in the business.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	18
Revolving Credit Balance:	$17,495.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401867	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401867. Member loan 401867 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,880 / month
Current employer:	Gearench	Debt-to-income ratio:	4.94%
Length of employment:	22 years 2 months	Location:	Clifton, TX

Home town:	Waco
Current & past employers:	Gearench
Education:	McClennan

This borrower member posted the following loan description, which has not been verified:

Ok so this is my understanding...if you have debt that's ok but if your debt is close to the limits of credit you've been given that's bad. I own my own truck, boat, car, jeep and another truck...they are mine and my husbands no financing on them we have the pink slips. We have some credit debt about $8,000 that I want to put in one monthly payment with an end date and get rid of as quickly as possible. My credit rating is showing that because i'm close on all my credit limits that lowers my credit rating. if i have one loan and all my other credit cards are paid off or down then my credit rating goes up??? i'm confused. anyway i still would like to put these on one payment because i will have both my girls in college as of august and i can use all the cash i can get to help them out. thanks

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	43
Revolving Credit Balance:	$8,232.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401905	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401905. Member loan 401905 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,642 / month
Current employer:	Retired	Debt-to-income ratio:	11.45%
Length of employment:	n/a	Location:	Youngstown, OH

Home town:
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I'm a Retired Senior Citizen living in an area of Ohio that has made Chase credit card company think they can just raise my interest rate for no reason. I hope President Obama will eventually make them stop doing this, but in the meantime, I'd like to pay them off, along with some other debt. I'd also like to help my two Grandchildren with some of their College money needs. I live with one of my Son's (rent free)! So my generous retirement income from Government Pensions and Social Security enable me to attempt this. Thank you for this opportunity.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,018.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401931	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401931. Member loan 401931 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	AAAS	Debt-to-income ratio:	3.40%
Length of employment:	2 years 4 months	Location:	Washington, DC

Home town:	Rochester
Current & past employers:	AAAS
Education:

This borrower member posted the following loan description, which has not been verified:

We want to buy our first house, but we need a little extra help coming up with the down payment. My husband and I have good paying jobs in Washington, DC with job security. We'll be able to pay the loan amount back with monthly payments, we just need the cash to assist with the down payment.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,266.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401984	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401984. Member loan 401984 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Flushing Hospital Medical Center	Debt-to-income ratio:	5.27%
Length of employment:	1 year 9 months	Location:	Jamaica, NY

Home town:	Briarwood
Current & past employers:	Flushing Hospital Medical Center
Education:	Saint Johns University

This borrower member posted the following loan description, which has not been verified:

I am currently employed in a union position and am going to school full time. The fall semester of 09 will be my last undergraduate semester. I have not made a late payment in almost 2 years, and have no other negative marks on my credit reports. I owe about $400 dollars in credit cards, with available credit of about $25,000. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	22
Revolving Credit Balance:	$926.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402012	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402012. Member loan 402012 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,366 / month
Current employer:	USAF	Debt-to-income ratio:	18.16%
Length of employment:	9 years	Location:	Suisun City, CA

Home town:	Christiansburg
Current & past employers:	USAF
Education:	Community College of the Air Force (CCAF), University of Maryland-University College, Central Carolina Technical College, Solano Community College

This borrower member posted the following loan description, which has not been verified:

I'm a SSgt in the USAF. I've been in for 9 years now. I get a paycheck every 2 weeks and no chance of being laid off. I've never missed or have been late on a payment in my life. I've worked very hard on keeping a flawless credit and I will take on whatever it takes to keep it that way. Thanks

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,558.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402045	$3,250	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402045. Member loan 402045 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$667 / month
Current employer:	GAP	Debt-to-income ratio:	13.80%
Length of employment:	7 months	Location:	Bronx, NY

Home town:
Current & past employers:	GAP
Education:	CUNY Bronx Community College

This borrower member posted the following loan description, which has not been verified:

To Whom This May Concern: I am a college student who is planning to major in Nursing. I would like to pay off my credit cards and just pay 1 monthly payment. This will ease my debt anxiety and allow me to concentrate on my school work.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,136.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402067

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402067	$12,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402067. Member loan 402067 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Mission Restaurant Supply	Debt-to-income ratio:	12.21%
Length of employment:	8 years 10 months	Location:	san antonio, TX

Home town:	Corpus Christi
Current & past employers:	Mission Restaurant Supply
Education:	The University of Texas at Austin, Del Mar College

This borrower member posted the following loan description, which has not been verified:

I have run up credit card debt over the years that doesn't seem to go away!! I have worked for the same company for almost 9 years straight out of high school. I started at the bottom cleaning a warehouse while attending college. I went back and forth from working full time to part time trying to balance livening expenses, collage, and having a life all while running up credit card debt and moving up in our company. Nine years later I have moved up to the lead tech job that pays a good amount of money and will hopefully become the service manager in the upcoming year. I also got my state license this year in commercial air-conditioning and refrigeration. The company I work for continues to grow and hire people on even in this shaky economic environment. Running up credit card debt didn't seem like a big deal at first but 9 years later I have over 12.000 in debt. I have a credit score in the mid 700's and have never made a late payment in my life. I have tried rolling all my debt into zero percent cards but never can get them paid off in a year and end up with a worst interest rate. I would like to get a personal loan to pay off both my cards at a good rate given my stable job, credit score, and personal belief that a mans word is what he should stand behind.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,568.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402079	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402079. Member loan 402079 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Integrated Access Solutions Inc.	Debt-to-income ratio:	17.95%
Length of employment:	3 years 3 months	Location:	LAGUNA HILLS, CA

Home town:	Reseda
Current & past employers:	Integrated Access Solutions Inc.
Education:	Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

Thank you. I want to purchase my first home and pay off my debts, but the interest rates are exorbitant and only getting worse.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	54
Revolving Credit Balance:	$12,964.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402131	$8,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402131. Member loan 402131 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,460 / month
Current employer:	CRESTMONT CADILL AC	Debt-to-income ratio:	20.65%
Length of employment:	9 years 4 months	Location:	parma, OH

Home town:	Shaker Heights
Current & past employers:	CRESTMONT CADILL AC, ganley honda, PARADISE PONTIAC, ARTHUR PONTIAC
Education:	NORMANDY AUTO MECHANICS

This borrower member posted the following loan description, which has not been verified:

i would just like to get all my bills together and make one payment at a lower rate,i plan on getting married in the next 3 to 5 years and would like to have a clean slate so i am able to purchase a house after we are married,and from seeing this on my local news station i have seen how well it has worked,so id like to try this and get away from the high credit card intrest rates,i have always been on time with all my bill paying ,but i cant seem to get out from under the credit cards

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	63
Revolving Credit Balance:	$11,987.00	Public Records On File:	1
Revolving Line Utilization:	98.30%	Months Since Last Record:	55
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402133	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402133. Member loan 402133 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	WWL-TV	Debt-to-income ratio:	0.00%
Length of employment:	1 year 2 months	Location:	New Orleans, LA

Home town:	New Orleans
Current & past employers:	WWL-TV, Simolina Bistro Italia
Education:	Loyola University New Orleans

This borrower member posted the following loan description, which has not been verified:

This is to cover my final semester's tuition. P.S. Soon I will be consolidating my loans from college.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402203	$9,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402203. Member loan 402203 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,992 / month
Current employer:	Creative Financial Staffing	Debt-to-income ratio:	13.76%
Length of employment:	3 months	Location:	ELLICOTT CITY, MD

Home town:	Ellicott City
Current & past employers:	Creative Financial Staffing, Vogel Engineering, Inc., Howard Property Management, Inc., Indusco
Education:	Howard Community College

This borrower member posted the following loan description, which has not been verified:

No longer can I throw my money away to Bank of America's insane "suddenly 'fixed'" interest rates - I work hard for that money! I intend on paying all my debt (totaling $7000) incrued through B of A, as well as $1270 loaned to me for security and first month rent at an apartment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,255.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402219	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402219. Member loan 402219 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,929 / month
Current employer:	Convergys	Debt-to-income ratio:	14.46%
Length of employment:	10 months	Location:	BARTLESVILLE, OK

Home town:	Arkansas City
Current & past employers:	Convergys, JCPenney, Lowe's
Education:

This borrower member posted the following loan description, which has not been verified:

Pay for attorney fees.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,251.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402222	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402222. Member loan 402222 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,821 / month
Current employer:	Simon & Schuster Inc./Total Warehouse	Debt-to-income ratio:	6.03%
Length of employment:	24 years 8 months	Location:	Maple Shade, NJ

Home town:	Camden
Current & past employers:	Simon & Schuster Inc./Total Warehouse, Sports Authority, Home Depot
Education:	Philadelphia University

This borrower member posted the following loan description, which has not been verified:

My wife and I both have full-time jobs and have been unable to get any direct finacial aid for my daughters educations, We are paying for their first two years at Burlington County Community College, As they transfer, they will need to get educational loans of their own. One daughter is graduating from highschool and the other has two semesters to go at BCC. Our credit is good and we have just finished refinancing our mortgage under one of the Stimulus Plan programs. We would also like to pay off some higher interest credit cards. We are looking at a lower interest personal loan to accomplish this. Thank you.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,754.00	Public Records On File:	1
Revolving Line Utilization:	41.00%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402226	$2,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402226. Member loan 402226 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Garner Manufacturing	Debt-to-income ratio:	6.82%
Length of employment:	3 years	Location:	Chickamauga, GA

Home town:	Chattanooga
Current & past employers:	Garner Manufacturing, REIC
Education:

This borrower member posted the following loan description, which has not been verified:

This is to help me with the purchase of my first home.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,255.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 402240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402240	$1,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402240. Member loan 402240 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Trinity Industries	Debt-to-income ratio:	5.31%
Length of employment:	6 years 5 months	Location:	new orleans, LA

Home town:	new orleans
Current & past employers:	Trinity Industries
Education:	Dillard University

This borrower member posted the following loan description, which has not been verified:

Hi lenders, responsible,honest, student here in need of a loan to help with my educational needs. all my bills are current,payments on time with no neg on my report.never filed br.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$754.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402286	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402286. Member loan 402286 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Professional Photographer and Computer Consultant	Debt-to-income ratio:	0.26%
Length of employment:	5 years	Location:	FORT LAUDERDALE, FL

Home town:	Greenville
Current & past employers:	Professional Photographer and Computer Consultant, Verio.com, highwaytechnologies.com, ecometry.com
Education:

This borrower member posted the following loan description, which has not been verified:

I came across this using Lending Tree and thought, why not? I am accustom to numerous banks of which I am good standing with but I recently sold my vehicle, in order to go more "green" and the person who bought it went through heck to get her loan. I am hoping to avoid customer service nightmares on my next purchase and really love the forward thinking this site/service offers. I have A+ credit (scores are 700+ and accounts in good standing, no bankruptcy, low debt-to-income, etc). I am responsible, professional, and know my limits. If this system works well for me, I intend to become an investor myself at some point.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	7
Revolving Credit Balance:	$287.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402478	$6,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402478. Member loan 402478 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,958 / month
Current employer:	HBUHSD	Debt-to-income ratio:	3.07%
Length of employment:	6 years 11 months	Location:	Tustin, CA

Home town:	Philadelphia
Current & past employers:	HBUHSD
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Dear Lending Club Lenders: I am a current Prosper borrower with an excellent credit profile and with an excellent re-payment history. I have 3 payments left on my current 3 year Prosper loan which I have never been late in making payments on. Also, this is evidenced by my credit history, of which I only have 4 tradelines including the Prosper loan. I am a first time homeowner having just purchased my home at the end of last year. I purchased my house as-is knowing I would need to replace all the flooring which is worn-out and damaged. I have received several estimates and they are all in the $6800-8000 range. This investment would improve my home greatly, in both liveability and value. I am well within the DTI guidelines including my mortgage and will have no problems repaying the loan off on time, as evidenced by my last/current loan. I have been empployed in the same profession for over 25 years, have minimal debt, and the same car for the last 7 years which is paid off. I enjoy spending my free time at home and being able to replace the flooring would make my home more livable and enjoyable.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,820.00	Public Records On File:	1
Revolving Line Utilization:	67.90%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402483	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402483. Member loan 402483 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Packaging Consultants Inc.	Debt-to-income ratio:	12.06%
Length of employment:	2 years 2 months	Location:	BARRINGTON, RI

Home town:	Hanover
Current & past employers:	Packaging Consultants Inc.
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to cover living expenses for the last few months of school.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	12
Revolving Credit Balance:	$7,482.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402547	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402547. Member loan 402547 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Kidz First Therapy	Debt-to-income ratio:	18.46%
Length of employment:	5 years 7 months	Location:	Longview, TX

Home town:	Longview
Current & past employers:	Kidz First Therapy, Sabine Valley Early Childhood Intervention
Education:	Texas Woman's University

This borrower member posted the following loan description, which has not been verified:

Have small business, cash flow is problem with Insurance companies delaying reimbursement. Not in my control to bring in money at a faster rate, have hired 4 new part time therapist and work load has increased, cash flow down 35%. We do the work, and eventually will be paid and have been successful over the past five years. Just no cash flow with any consistentcy. I am only full time employee and other eight are all independent contractors that are paid only when they do the work. Business is run out of the home and overhead is minimal. Clients are seen in home and we provide high quality services of Physical and Occupational Therapy to a rural area in NE Texas. Most of our families can barely make it to the doctor for visits and we sometimes provide transportation to them so it will happen. Have been therapist thirty one years and our clients come first, the training of our therapist comes second and we are devoted to our families.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	39
Revolving Credit Balance:	$5,801.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402555	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402555. Member loan 402555 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Saul Ewing LLP	Debt-to-income ratio:	19.49%
Length of employment:	1 year 3 months	Location:	ORELAND, PA

Home town:	Philadelphia
Current & past employers:	Saul Ewing LLP, Dechert LLP, Duane Morris LLP
Education:	Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I have a number of credit cards that have high APRs that I am struggling to pay down. With two jobs, two children and a wife in school who only works two nights a week, we have gotten behind on paying the cards. Currently we pay almost 600 a month to three cards but we are not making a dent in the total.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,890.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402561	$18,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402561. Member loan 402561 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	eastern sun auto	Debt-to-income ratio:	5.99%
Length of employment:	30 years	Location:	succasunna, NJ

Home town:	West Caldwell
Current & past employers:	eastern sun auto
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to transfer a balance from an existing credit card and need at least a year to pay off the balance. Most offers are at 6 months. We both work and own a home and are in good standing with creditors our average fico score is approx 720.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,371.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402568	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402568. Member loan 402568 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	GE W & PT	Debt-to-income ratio:	17.75%
Length of employment:	9 years	Location:	Lakeland, FL

Home town:	Madras
Current & past employers:	GE W & PT, Navesys Inc.
Education:	Rollins College

This borrower member posted the following loan description, which has not been verified:

I am looking for temporary relief for working capital as I will be receiving $300,000 from an SBA loan and $550,000 from a shelf corporation by end of this month. The loan term can be 2 months just to be on the safe side. Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,237.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402578	$8,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402578. Member loan 402578 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,275 / month
Current employer:	n/a	Debt-to-income ratio:	20.00%
Length of employment:	4 years	Location:	Hialeah, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a personal loan for my school expenses and to consolidate my debt. Please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,537.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402620	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402620. Member loan 402620 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,873 / month
Current employer:	Self	Debt-to-income ratio:	4.14%
Length of employment:	8 months	Location:	Austin, TX

Home town:	El Paso
Current & past employers:	Self, Prudential Financial
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

I owned a very successful insurance office for 17 years before selling out to my partner a few years ago. I've been working on an insurance start-up for about 8 months. We launched in March and began selling in earnest mid April. We wrote policies in April worth about $65,000 in commissions to us. My experience tells me that at least half of this business will actually make it thru underwriting so eventually we'll see about $33k in commissions from April sales activity. Our problem is cash flow. We're spending around $10k per month on payroll and marketing and it takes about 90 days to get a policy thru underwriting. I'd like to recruit several more sales agents but I can't support that kind of negative cash flow for several months before we get paid without some additional working capital. The money will be used to hire and pay additional sales agents, plus the the marketing budget required to keep the agents busy with new leads. We're based in Austin, TX. My partner has an MBA from UT Austin. Our first sales agent has 8 years of experience and is very good at her job, as you can tell from her April sales performance. If this works out for us I'd like to become a lender to give other Lending Club entrepreneurs/borrowers a shot at success. We expect to pay off the loan by the end of 2010, possibly sooner. Thanks for your help.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	22
Revolving Credit Balance:	$26,438.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402671	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402671. Member loan 402671 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	Highlands Grill	Debt-to-income ratio:	24.25%
Length of employment:	1 year	Location:	Woodstock, GA

Home town:
Current & past employers:	Highlands Grill
Education:	Kennesaw State University, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am 23 years old, have over 4 years of good credit history, and still trying to complete my college education. My parents do not contribute to my education, however, because I am not 24 years old yet, my federal assistance is based on their income and expected contributions. I do not receive much in stafford loans, and receive no financial aid otherwise because of my parents income. I have only a year left of school, and am trying to balance classes, a job, paying for: tuition, books, supplies, utilities, rent and bills, and unfortunately the small amount of money that I get from stafford loans is not enough to cover everything. I'd like to finish school within a year, but without a loan it has become increasingly hard. I am a responsible person, and will be able to pay off my loan without defaulting or missing payments.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,360.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402705	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402705. Member loan 402705 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Denver Health	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	DENVER, CO

Home town:	Hammond
Current & past employers:	Denver Health, Arapahoe County, Urban Peak, Alternative Youth Adventures
Education:	University of Montana, University of Denver, Regis University, Colorado College, Community College of Denver

This borrower member posted the following loan description, which has not been verified:

The offer I was quoted on lending tree indicated a three year loan....I was wondering if there were penalties for paying the loan off sooner. Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402728	$12,250	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402728. Member loan 402728 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Linkus (Contracted)	Debt-to-income ratio:	14.70%
Length of employment:	1 month	Location:	MCKINLEYVILLE, CA

Home town:	Willow creek
Current & past employers:	Linkus (Contracted), West Coast Auto, Times Standard, Mid City Motor World
Education:	Trinity

This borrower member posted the following loan description, which has not been verified:

Hi my name is Justin. I recently started a new job as a contracted satellite technician and need a new work vehicle. I currently have a financed 2000 dodge dakota single cab truck that i bought originally for 15,000. I now owe 4500 on the loan, but have found the truck to be rather small for the job. I live in a very rural area with many dirt roads and need a 4 wheel drive truck large enough to carry all necessary equipment. If funded, I plan on paying off the dodge and selling it. I recently found a dependable truck for a very reasonable price. My credit is good and i have always paid off all credit cards and loans on time, paying at least double the minimum payments on credit cards when possible. I want to buy a house someday and have no intentions on ruining my credit. Last employed as manager of a local auto repair shop for 1.5 years. Thank you for the opportunity to better myself and my new career.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,120.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402750	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402750. Member loan 402750 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	4.25%
Length of employment:	3 months	Location:	Riverside, CA

Home town:	San Bernardino
Current & past employers:	Self Employed, Richmond American Homes
Education:

This borrower member posted the following loan description, which has not been verified:

My mom passed away suddenly and unexpectedly. As many of you know funerals can be expensive. Even with keeping it to graveside services only, doing our own memorial handouts and bringing flowers from home, it still came to $6000.00. All my money is in a business startup and because it's new and I'm now self employed banks are just not loaning. My vehicle is almost paid off but I still won't get enough to cover the funeral costs. We buried her yesterday and the funeral home will only hold check till today. Please help...

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	2
Revolving Credit Balance:	$12,316.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402765	$14,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402765. Member loan 402765 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,725 / month
Current employer:	FATIGATI NALIN AND ASSOC	Debt-to-income ratio:	12.59%
Length of employment:	8 years 2 months	Location:	CARNEGIE, PA

Home town:	Glassport
Current & past employers:	FATIGATI NALIN AND ASSOC, FISERV, MELLON NETWORK SERVICES, M&I DATA SERVICES (METAVANTE DATA SERVICES), EQUIBANK
Education:

This borrower member posted the following loan description, which has not been verified:

It was 18 months ago that I moved from my previous home and put it on the market for sale. I have FINALLY received an offer from a qualified buyer. However, the proceeds from the sale will not be enough to satisfy my mortgage at closing. I see this loan as a way to close the gap and be able to move forward with the sale of my old house. Selling this house will free-up approximately $1,000 currently paying the monthly mortgage and insurance premium in addition to minimal utility costs. As such, I feel it should be easy to quickly pay this loan by making substantial monthly payments to the principle. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,887.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402800	$8,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402800. Member loan 402800 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	WellCare Health Plans	Debt-to-income ratio:	14.86%
Length of employment:	2 years	Location:	Valrico, FL

Home town:	Detroit
Current & past employers:	WellCare Health Plans
Education:	Tampa College

This borrower member posted the following loan description, which has not been verified:

Looking to get rid of a major credit card and reduce it with a better rate.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	49
Revolving Credit Balance:	$27,648.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402807	$11,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402807. Member loan 402807 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	Douglass Nissan	Debt-to-income ratio:	5.55%
Length of employment:	2 months	Location:	Bryan, TX

Home town:	Kearns
Current & past employers:	Douglass Nissan, Lithia Motors
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan in order to consolidate the non-student loan debt I accumulated while in college. I was an out-of-state athlete, and used credit to cover expenses not covered by scholarships or grants during my years in school. Now that I am able to work (my sport took excessive amounts of time and I could only work part-time in the summer, and only in summers I wasn't competing) I have no problem with my debt load, but would like to simplify my budget and make one payment rather than three or four. Another reason is that two of my cards have decided to spike interest rates due to "economic conditions," and I would rather pay a fixed rate than an outrageous, variable one. Since graduation, I have been able to obtain and hold a steady, well paying job, especially given my cost of living. I just signed another lease that secures my rent at just $200 a month until August 2010, so most of my income can be donated to debt reduction. In terms of credit history, I learned from an early age how important credit history is, and have never been late on any payment. I don't plan on starting that trend any time soon (a house being a purchase I plan on making 3 or 4 years from now). Thank you for your support and I'll be happy to answer any of your questions.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,499.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402826	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402826. Member loan 402826 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	St. Edward Mercy Medical Center	Debt-to-income ratio:	5.70%
Length of employment:	2 years	Location:	Barling, AR

Home town:	Batesville
Current & past employers:	St. Edward Mercy Medical Center, AMR
Education:	University of Arkansas at Fort Smith

This borrower member posted the following loan description, which has not been verified:

I am looking to finance updating my kitchen with new cabinets, countertops, fixtures, and appliances and also landscaping the yard and building a new privacy fence. I am in the medical field and have excellent job stability. I have good credit, I have never been late on a payment due.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,471.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402839	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402839. Member loan 402839 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Katz Media Group	Debt-to-income ratio:	0.34%
Length of employment:	1 year	Location:	Van Nuys, CA

Home town:	Van Nuys
Current & past employers:	Katz Media Group, Dot Graphics, Tower Records
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

On the day of my high school graduation, I had a consultation with a plastic surgeon about getting the hump on my nose removed. I got a part time job when I was in college, and saved up until I saw an ad in the LA Weekly that said I could get my nose done for $3,500. I was so happy because I had the money, but I was also really naive to think that a legitimate procedure could cost such a small amount. Long story short, he ruined my nose, and I've always always regretted getting it done in the first place. Now I'm 26 and I've never lost sight of trying to fix what the first doctor did. I've found a really good doctor (who of course is substantially higher-priced), but I've paid off $12,000 in credit card debt over the last year in order to raise my credit score. I make $25,000 a year, and would have no problem making these payments. PLEEASSSEEE help me to finance this purchase. It would really really mean so much to me. Thanks for reading!! :)

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$350.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402873	$4,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402873. Member loan 402873 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Outback Steakhouse	Debt-to-income ratio:	9.27%
Length of employment:	7 months	Location:	Tampa, FL

Home town:	Methuen
Current & past employers:	Outback Steakhouse, Jackson's Bistro, Tampa, Jason Ciofalo Law, Dr. John D. Doykos, AutoZone Inc.
Education:	The University of Tampa

This borrower member posted the following loan description, which has not been verified:

Very responsible indidvidual. I have 2 jobs currently, as well as working as a barber on the side, and working as a lawyer's assistant as well. Ultimately I have 4 sources of income, and support from my parents also. I have already completely paid off my $15,000 car loan I received from capital one auto loans. I plan on making more than minimum payments monthly, and will hopefully have the whole loan paid off months before the deadline.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,143.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402962	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402962. Member loan 402962 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Tyco International	Debt-to-income ratio:	1.48%
Length of employment:	1 year	Location:	Riverdale, NJ

Home town:
Current & past employers:	Tyco International, Morgan Stanley
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

My fiance and I are looking to pay for our wedding expenses. We both have excellent income streams and secure jobs in professional industries and we need a lump sum at once to be paid back monthly.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,157.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402979	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402979. Member loan 402979 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	CFAW	Debt-to-income ratio:	13.36%
Length of employment:	4 years	Location:	Leesburg, FL

Home town:	Seabrook
Current & past employers:	CFAW
Education:

This borrower member posted the following loan description, which has not been verified:

Adding on to my home to increase it's value. I plan on living in our home till my 13 yr old is done with college so we need to make it meet our needs. I'm a very responsible borrower and have never made a late payment on anything for the past 20 yrs. My bank I have been with for 14 yrs is not doing any personal lending so that's why I'm giving this a shot. This is not something I have to do, I just would like to do this project. So if I can get a fair loan deal for the amount I need to complete the work I'm ready. Thanks!

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,101.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402988	$14,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402988. Member loan 402988 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Ropes and Gray LLP	Debt-to-income ratio:	10.21%
Length of employment:	10 years	Location:	ROSLINDALE, MA

Home town:	Boston
Current & past employers:	Ropes and Gray LLP
Education:	Cambridge College

This borrower member posted the following loan description, which has not been verified:

Dear Sir/Madam: I am gainfully employed and seeking to consolidate and payoff my debt in two years not more than 3 years. Kind regards - Vogal James

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,057.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402990	$10,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402990. Member loan 402990 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Distinctive Homes of Southwest Florida, Inc	Debt-to-income ratio:	15.83%
Length of employment:	25 years	Location:	Bonita Springs,, FL

Home town:
Current & past employers:	Distinctive Homes of Southwest Florida, Inc
Education:	Just High School

This borrower member posted the following loan description, which has not been verified:

I would like to pay off high interest credit card debt. You know what the banks are doing with higher rates and fees even when you pay on time. I have reduced my debt by almost $100,000.00 in the last 18 months. Bank of America has raised their rates and fees. I would like to pay them off and close the accounts. Because of this my credit score has gone down from 740 to around 700.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	45
Revolving Credit Balance:	$38,773.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403002	$1,750	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403002. Member loan 403002 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$500 / month
Current employer:	n/a	Debt-to-income ratio:	15.40%
Length of employment:	n/a	Location:	Sacramento, CA

Home town:	Mesa
Current & past employers:	Dell Inc., Nacht and Lewis Architects, McCoy Investigations, Cost Plus World Market
Education:	California State University-Sacramento (CSUS), Las Positas College, Humboldt State University

This borrower member posted the following loan description, which has not been verified:

I am almost done with school, and I need just a bit more in order to finish my last credits. I am looking to be an investigator or perhaps enlist and join the military police, but I need just a bit more help to finish.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	14
Revolving Credit Balance:	$833.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403018	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403018. Member loan 403018 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Autonomy	Debt-to-income ratio:	0.50%
Length of employment:	4 years	Location:	Boston, MA

Home town:	Morristown
Current & past employers:	Autonomy, Oasis Semiconductor
Education:	Wentworth Institute of Technology

This borrower member posted the following loan description, which has not been verified:

This loan will be used to make the final payment of a year long renovation of two rooms in my condo. The project ended up costing more then estimated and this loan will make up for the shortfall on my end. I have an excellent credit rating and only one credit card with a balance that I do not use and am paying off. I do have savings and a 401k that I could use but would like to keep for emergencies and eventual retirement. I have a steady full time job and the company I work for is doing very well. I see no prospect of loosing my job anytime soon. I would expect to pay this loan off within 6 months. Thank you, Chad Rosner

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,599.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403091	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403091. Member loan 403091 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,132 / month
Current employer:	CSAA	Debt-to-income ratio:	23.11%
Length of employment:	5 years 8 months	Location:	Colorado Springs, CO

Home town:	Iron River
Current & past employers:	CSAA
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I'm looking to refinance credit card debt on a card that went from 12% to 33% with no explanation and for no reason. I have never made even a single payment late on any debt nor have I been over limit.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,811.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403101	$18,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403101. Member loan 403101 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	12.91%
Length of employment:	12 years 2 months	Location:	Doyline, LA

Home town:	Boston
Current & past employers:	United States Postal Service, United States Air Force
Education:	Dekalb Community College of Georgia

This borrower member posted the following loan description, which has not been verified:

My name is Theresa A. Glavin and I would like this loan so that I may consolidate all my debt into one payment; therefore, reducing my interest payments and getting my debt paid off. I have been working for the United States Postal Service for a little over 12 years. My annual gross income is just over 50,000. I feel I am a good candidate because I have a good, stable job with a decent income. I will be able to repay this loan and save hundreds of dollars in interest payments. By paying off my debt and having just one simple payment to make, my life would be less stressful. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,072.00	Public Records On File:	1
Revolving Line Utilization:	83.20%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403109	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403109. Member loan 403109 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Self	Debt-to-income ratio:	10.94%
Length of employment:	17 years 8 months	Location:	Traverse City, MI

Home town:	Duncanville
Current & past employers:	Self
Education:	Southern Nazarene University

This borrower member posted the following loan description, which has not been verified:

Hi, I'm looking to build a home in the beautiful Traverse City, MI area. In the past I've been able to easily qualify for stated income loans for buying a house. Since the housing bust, those programs have all but dried up - the worthy borrowers were given a bad name by those who had no business taking out those loans. I finally found a source that will accommodate my needs, but they require a 30% down payment - this is a bit more cash than I have on hand. So I'm wanting to supplement this down payment with a short-term loan. My credit has historically been in the high 700's-800 range. I've never missed a bill payment in 17 years of being self-employed. On top of that, my industry is recession-proof. Half of my revenue is on long-tail commission sales, while the other half is very regular as well. Your money will be faithfully returned - rest assured!

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403112	$2,700	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403112. Member loan 403112 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Auto Insurance Specialists	Debt-to-income ratio:	9.36%
Length of employment:	8 years	Location:	san francisco, CA

Home town:	Bellflower
Current & past employers:	Auto Insurance Specialists, Marie Callenders
Education:	mount san antonio college, pasadena city college

This borrower member posted the following loan description, which has not been verified:

motorcycle loan for possibly 04-07 honda crf450r or yamaha yz450f

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	52
Revolving Credit Balance:	$15,200.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403199	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403199. Member loan 403199 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Business Technology Group	Debt-to-income ratio:	8.64%
Length of employment:	11 months	Location:	LEMONT, IL

Home town:	Cumberland
Current & past employers:	Business Technology Group, MidAmerica Bank
Education:	Kent State University-Trumbull Campus

This borrower member posted the following loan description, which has not been verified:

In order to pay off/down other existing loans I had, I withdrew money that is now being taxed. I need this loan to pay that tax bill.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	72
Revolving Credit Balance:	$67,595.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403285	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403285. Member loan 403285 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,834 / month
Current employer:	Millenium Partners	Debt-to-income ratio:	7.56%
Length of employment:	6 months	Location:	MIAMI, FL

Home town:	Caxias do Sul
Current & past employers:	Millenium Partners, Downtown Athletic Club, New York Health and Racquet Club, University Place Physical Therapy
Education:	The Boston Conservatory, CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to be able to purchase a car reliable enough for my work needs. I am a personal trainer/ pilates private instructor and my husband is an event dj and we both rely on our own transportation. I have a great credit history and I am very responsible and dedicated to paying all my bills on time. Giving me this loan would be a huge help for me to take this next step with my life.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,226.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403293	$12,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403293. Member loan 403293 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	aqua pro	Debt-to-income ratio:	23.34%
Length of employment:	9 years	Location:	FAYETTEVILLE, GA

Home town:	Saint Petersburg
Current & past employers:	aqua pro
Education:

This borrower member posted the following loan description, which has not been verified:

I make paying any loans my first priority and I have not had problems paying in the past

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,936.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403366	$6,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403366. Member loan 403366 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,099 / month
Current employer:	n/a	Debt-to-income ratio:	19.44%
Length of employment:	n/a	Location:	Akron, OH

Home town:	Johnstown
Current & past employers:	n/a, B F Goodrich
Education:	Tri-County Community College

This borrower member posted the following loan description, which has not been verified:

I am a disabled retired senior who at the current rate of interest on this credit card will never pay it off. This money would pay it off and give me a fresh start making sure not to make the same mistake again. I have basically put myself into debt trying to help 2 very unfortunate friends from loosing everything in their lives due to circumstances beyond their control. I have no problem paying this bill, I would just like to know I will be able to pay it off in my lifetime.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,283.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403369	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403369. Member loan 403369 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	8.80%
Length of employment:	7 months	Location:	Richmond, VA

Home town:	Richmond
Current & past employers:	Self-Employed, Real Estate Appraiser (Current), Flemings Prime Steakhouse and Wine Bar (06-09)
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

If I receive this loan, I will use it to completely pay off my debt except for a small line that is at a good rate and will be at a minimal balance. I am currently transitioning from college and into the working world and this loan would be greatly beneficial to my financial situation.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,756.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403442	$5,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403442. Member loan 403442 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Adecco	Debt-to-income ratio:	12.34%
Length of employment:	1 year 5 months	Location:	Santa Clara, CA

Home town:	Mt. View
Current & past employers:	Adecco
Education:	Heald College at San Jose

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate my credit card debts, and have one payment at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,548.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403462	$16,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403462. Member loan 403462 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,924 / month
Current employer:	US Government	Debt-to-income ratio:	13.97%
Length of employment:	23 years	Location:	Battle Creek, MI

Home town:	Albion
Current & past employers:	US Government
Education:	Siena Heights University

This borrower member posted the following loan description, which has not been verified:

I am currently employed full-time. I do not take my employment for granted, especially considering the current global economic situation. I pay my debts faithfully, paying on time and more than is required by the terms of the accounts; there aren't any late or missing payments. Rates and fees have continued to go up and, therefore, I would prefer to eliminate my debt completely.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,907.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403481	$7,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403481. Member loan 403481 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,896 / month
Current employer:	US Department of Homeland Security TSA	Debt-to-income ratio:	18.49%
Length of employment:	6 years 9 months	Location:	Pembroke, NH

Home town:	Manchester
Current & past employers:	US Department of Homeland Security TSA
Education:	Hesser College

This borrower member posted the following loan description, which has not been verified:

I have a fair amount of unsecured debt as well as secured debt (mortgage) My credit rating is somewhere in the neighborhood of 744. I am trying to consolidate some high interest credit card debt

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,327.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 403526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403526	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403526. Member loan 403526 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	17.80%
Length of employment:	1 year 8 months	Location:	Scottsdale, AZ

Home town:	Appleton
Current & past employers:	PricewaterhouseCoopers, Menasha Corporation
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I have a couple of credit cards that I am making payments on. I would like to consolidate my debt with a better rate.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,908.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403534	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403534. Member loan 403534 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,098 / month
Current employer:	US Federal Government	Debt-to-income ratio:	15.58%
Length of employment:	29 years 5 months	Location:	University Park, IL

Home town:	Chicago
Current & past employers:	US Federal Government
Education:	Benedictine University, Governors State University

This borrower member posted the following loan description, which has not been verified:

I would like to enhance my home by replacing the 21 years old wood deck with a 3 season room and brick patio.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	58	Months Since Last Delinquency:	21
Revolving Credit Balance:	$33,287.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403548	$19,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403548. Member loan 403548 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Aggregate Knowledge	Debt-to-income ratio:	7.58%
Length of employment:	1 year	Location:	South San Francisco, CA

Home town:	Champaign
Current & past employers:	Aggregate Knowledge, University of Illinois
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I have debt that has accumulated, mostly as a result of moving cross-country for a better-paying job, which included having to sell my house at a significant loss. I am also getting married in a couple of months, and aside from the relief that would come from consolidating my bills into one payment, there'd also be the opportunity to start my new married life in a more responsible financial situation than that which I'm currently in. I'm a reliable borrower; I've never made a late payment in my life, and have always managed my debts responsibly. In addition, I have a well-paying, steady job, and live in an area where my skills are in extremely high demand (which is what made it worth the cost of moving here in the first place). A debt consolidation/wedding expenses loan would go a long ways towards helping me to start anew and improve my situation at a time when my life is supposed to be changing for the better. I'd be really appreciative of the help in making those improvements even greater by making my debts more manageable, and most importantly, giving me the "light at the end of the tunnel" that would come from knowing that everything would be paid off in only 3 years. I hope you'll find that I am a worthy candidate for a loan. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,006.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403607	$1,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403607. Member loan 403607 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	BUSINESS OWNER	Debt-to-income ratio:	19.40%
Length of employment:	1 year	Location:	APPLETON, WI

Home town:
Current & past employers:	BUSINESS OWNER, A to Z machine
Education:	FVTC

This borrower member posted the following loan description, which has not been verified:

looking for extra money to finish updates in home

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,549.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403620	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403620. Member loan 403620 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,667 / month
Current employer:	self-employed	Debt-to-income ratio:	11.08%
Length of employment:	19 years	Location:	Marlton, NJ

Home town:	Passaic
Current & past employers:	self-employed
Education:	Rutgers University at Camden

This borrower member posted the following loan description, which has not been verified:

Looking for better rate vs current credit card. No late payments, great credit history. Currently monthly payment goes mostly to interest. Looking for better rate and slightly lower payment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,791.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403659	$5,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403659. Member loan 403659 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,440 / month
Current employer:	Fox Valley Staffing	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Appleton, WI

Home town:	Milwaukee
Current & past employers:	Fox Valley Staffing, Palermo Villa
Education:	Walden University, University of Wisconsin-Milwaukee

This borrower member posted the following loan description, which has not been verified:

I am a graduate student at Walden University, Minnesota, and my major is public health. I have four courses, an internship and a student project which should take me only 3 to 4 twelve week quarters as a full-time student. I have a BA from 2004 (University of Wisconsin). I currently work full-time but want to work less so I can finish graduate school quickly. I have a 4.0 GPA. Please consider me for a graduate student loan. I can provide net asset information if necessary.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,059.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403703	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403703. Member loan 403703 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	State of Louisiana	Debt-to-income ratio:	7.85%
Length of employment:	1 year 5 months	Location:	St Martinville, LA

Home town:	Loreauville
Current & past employers:	State of Louisiana, All American Paint and Supply
Education:	University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card bills together. I currently owe around $9,000 on a credit card and $7,000 on another credit card.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,149.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403734	$9,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403734. Member loan 403734 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Puritan bakery	Debt-to-income ratio:	17.34%
Length of employment:	3 years 2 months	Location:	Sun Valley, CA

Home town:	Los Angeles
Current & past employers:	Puritan bakery
Education:

This borrower member posted the following loan description, which has not been verified:

Im trying to consolidate my credit card loans into just one payment, I have never been late on any payments.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,754.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 403890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403890	$5,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403890. Member loan 403890 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	United States Air Force	Debt-to-income ratio:	18.00%
Length of employment:	4 years 11 months	Location:	Winnsboro, TX

Home town:	Orlando
Current & past employers:	United States Air Force
Education:	Northeast Texas Community College

This borrower member posted the following loan description, which has not been verified:

My wife needs this surgery for her self confidence. The doctor told her that she has some of the worst stretch marks he has ever seen. Ever since she had our first child she hasnt felt good about herself and hasnt really been herself. she tries to play it off but i know that this surgery would help her out alot. Your help would be greatly appreciated. Thanks.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,931.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403892	$2,800	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403892. Member loan 403892 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	The Counter	Debt-to-income ratio:	4.15%
Length of employment:	4 months	Location:	Honolulu, HI

Home town:	New Haven
Current & past employers:	The Counter
Education:	University of Hawaii at Manoa

This borrower member posted the following loan description, which has not been verified:

Hello potential lenders! Thank you for reading my post. I have been an active lendingclub participant for 2 years, as a lender, now i am asking your help. I will be graduating with my BS double major in Anthropology and Sociology this December. I'm almost there! I'm short on cash as everything has been increasing in costs lately except my wages! Tuition is going up almost $300 a class more than this semester and groceries and rent are astronomical! I'm asking for help, $9000 will cover the amount of my tuition and living expenses that i am short. Along the way i will still be working, i just need the money by July and won't be able to earn enough. I have never defaulted on anything and have an excellent credit score for my age, rest assured this will be a safe investment for both of us. Thank you!

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,085.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403896	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403896. Member loan 403896 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Asplundh	Debt-to-income ratio:	9.44%
Length of employment:	4 years 4 months	Location:	Visalia, CA

Home town:	Visalia
Current & past employers:	Asplundh, Diversified Utility Services Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to purchase new equipment (frozen yogurt machines) for our Frozen Yogurt business here in central California. My wife and I have excellent credit, own a home (not upside down in mortgage) and do not pay anything late. I am a Southern California Edison Contractor (Asplundh) and my wife is a Registered Nurse. Have any questions feel free to ask. email TULESFROZENYOGURT@GMAIL.COM

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403929	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403929. Member loan 403929 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Nuevo Media Group, LLC.	Debt-to-income ratio:	16.43%
Length of employment:	n/a	Location:	La Jolla, CA

Home town:	San Diego
Current & past employers:	Nuevo Media Group, LLC.
Education:	Mesa College

This borrower member posted the following loan description, which has not been verified:

Hello: This loan, other credit and some small savings will help me finish some of the initial start-up infrastructure for Nuevo Media Group, LLC., D.B.A. Dialogo Public Relations. Specifically, the capital will be applied toward our Web site (www.dialogo-pr.com); wire service (Hispanic PR Wire); San Diego office space; and recruitment for our C.F.O. While we plan to build an intranet portal and consumer social network as part of our client service package, we will begin the sales (RFP) process in July after building and marketing (through sales, SEO and PR) our Web site. This will allow us cash flow while growing the national service we intend to launch in the fall. We will specialize in bringing the 13+ million Hispanic consumers to media/entertainment/sports, professional services, consumer and technology companies.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,256.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403941	$2,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403941. Member loan 403941 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$400 / month
Current employer:	The Art Institute of Phoenix	Debt-to-income ratio:	5.00%
Length of employment:	n/a	Location:	Phoenix, AZ

Home town:	Tucson
Current & past employers:	The Art Institute of Phoenix
Education:	Eastern Arizona College, The Art Institute of Phoenix

This borrower member posted the following loan description, which has not been verified:

I just returned from overseas doing missionary volunteer service in Iceland for the past two years. Because of that my bank will not approve me for a loan due to the fact I have no work history for the last two years. However, I have a steady job, and am a full time student. The money would go towards my car to get it totally paid off.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$299.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403946	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403946. Member loan 403946 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,792 / month
Current employer:	City of Chesapeake, VA	Debt-to-income ratio:	22.04%
Length of employment:	9 years 7 months	Location:	Portsmouth, VA

Home town:
Current & past employers:	City of Chesapeake, VA, Sentara
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

Tough year last year with 4 family illnesses and a wedding on top of the market crash. This money would be used to stabilize interest rates and allow me to pay down debts more efficiently. I am stably employed with a full and p/t job, long-term home owner and always pay my debts, often early. Thanks for considering my listing.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1976	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	81
Revolving Credit Balance:	$125,743.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403953	$20,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403953. Member loan 403953 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	department of public safety	Debt-to-income ratio:	16.94%
Length of employment:	12 years 3 months	Location:	ROYSE CITY, TX

Home town:	Albany
Current & past employers:	department of public safety, united states army
Education:	Savannah State University

This borrower member posted the following loan description, which has not been verified:

Pay off credit card which has an interest rate of 14.9%, and lower debt with a better interest rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403975	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403975. Member loan 403975 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	American International Group (AIG)	Debt-to-income ratio:	12.45%
Length of employment:	11 months	Location:	Bayonne, NJ

Home town:	Bayonne
Current & past employers:	American International Group (AIG), BCB Community Bank, Inserra Supermarkets
Education:	Hudson County Community College

This borrower member posted the following loan description, which has not been verified:

Due to the economic times I am in major debt. It's very hard to get out of this hole without the help of consolidating these items. With this loan I will be able to drastically reduce the amount owed by paying on average $600-$700 monthly. This is what I pay now on all bills. However, you get no where when there are so many.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,548.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403997	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403997. Member loan 403997 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,576 / month
Current employer:	Ball Aerospace	Debt-to-income ratio:	17.55%
Length of employment:	16 years	Location:	Castle Rock, CO

Home town:	Fort Campbell
Current & past employers:	Ball Aerospace
Education:	Denver Institute Of Technology

This borrower member posted the following loan description, which has not been verified:

I want to get out of credit card debt ASAP. I have a great payment history and credit rating. I've been at the Ball Aerospace for over 15 years.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,279.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404004	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404004. Member loan 404004 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,508 / month
Current employer:	Elevate Group Holdings	Debt-to-income ratio:	24.37%
Length of employment:	15 years	Location:	arlington, TX

Home town:
Current & past employers:	Elevate Group Holdings
Education:	University of Texas

This borrower member posted the following loan description, which has not been verified:

Looking to make an investment in my home by updating the kitchen from the original. The home was built in the early 80's. I plan to stay in the home for a while and the kitchen is one of the "best bang for the buck" for improving home value.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	32
Revolving Credit Balance:	$634.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404008	$8,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404008. Member loan 404008 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	DGD Center	Debt-to-income ratio:	14.33%
Length of employment:	3 years 8 months	Location:	NORMAN, AR

Home town:	Hot Springs
Current & past employers:	DGD Center
Education:	Rich Mountain Community College

This borrower member posted the following loan description, which has not been verified:

Wanting loan to start project. Have good credit score. I think it is around 700.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,246.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404076	$13,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404076. Member loan 404076 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Halliburton Co.	Debt-to-income ratio:	12.05%
Length of employment:	5 years 7 months	Location:	Conroe, TX

Home town:	Montclair
Current & past employers:	Halliburton Co., Amercian Trades Institute, Rockwall Dust Systems, Hoffman Installation, Xebek Industrial of Texas
Education:	University of North Texas, North Harris Montgomery Community College District, Richland College

This borrower member posted the following loan description, which has not been verified:

Increasing demand in the franchise market through the economic downturn has prompted me to invest in a business that offers consulting services to highly motivated franchise buyers. The soaring unemployment rate associated with the recent recession has placed large numbers of the unemployed seeking refuge into opportunities they feel they have more control over. Many of these individuals are in their mid 40's and early 50's with executive experience and significant funding in their retirement. They are either uninterested in returning to the job market, or are struggling to do so. Instead, many are looking to the franchise market for relief. The company I hope to establish, The Franchise Emporium, will act as a sub-contractor and/or affiliate to the well established company Business Alliance Inc., by purchasing quality internet leads through the parent company and utilizing it's "Affiliate Only" website links and franchise contacts to aid in introducing the potential client to a host of nearly 300 franchise opportunities. I, as the acting consultant, will likewise help the franchise company in connecting with the best suitable franchisee by sifting through applications that meet the character, territorial, and financial requirements in return for a significant 90% commission. I am currently employed so this business would represent a supplemental income to my full-time income until The Franchise Emporium has obtained equal or greater income than the former. I personally would have funded this opportunity myself, however, my current employer will not allow me to have full access to my 401K to fund the endeavor. However, I do have the option of drawing up to 50% of my 401K to help fund the opportunity should a potential lender consider my circumstances. The $25,000 I humbly request from you, will be allocated to help pay for the business opportunity provided through Business Alliance Inc. The requirement is a one-time start-up fee of $19,900. The cost covers personal one-on-one training, access to BAI's unique franchise database and contacts, access to daily franchise conference calls, 6 months of mentorship, as well as on-going support. The remaining $5,100 will assist in purchasing quality leads given in real time over the course of six months to establish a franchisee pipeline. Commissions are paid to the consultant directly from the franchise company, or indirectly through Business Alliance Inc. The commissions range between $12,500 - $35,000 with the average being between $15,000 and $19,000 per contract. There are approximately 8 to 10 successful contracts per year. After due diligence in reviewing the characteristics and skills necessary of building a franchise consultant/counselor company, I've reached the conclusion that I was born to do this business. I am aggressive toward this opportunity insomuch as to consider every possible alternative of acquiring the funding I need to get started, and will not relent until I have successfully reached my goal. On a personal note: I used to be a trade school teacher. In teaching the trade I was accompanied to, there is no doubt that it came with a sense of accomplishment. However, none can match the fulfillment I received when a student would approached me on personal issues as well as how they can best achieve their objectives. On many occasions upon graduation, students, (and I'm speaking specifically of grown men and women), would often approach me and begin crying, thanking me for the genuine care I gave in helping them. Not only in preparing them for the technical hands-on trade they chose, but in helping them make the right decisions in their personal life as well as the career they were facing in the years to come. A characteristic that comes naturally to me and will become a dynamic asset to the business.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,810.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404148	$5,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404148. Member loan 404148 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Sprint	Debt-to-income ratio:	3.26%
Length of employment:	1 year 8 months	Location:	Aurora, CO

Home town:	Mesa
Current & past employers:	Sprint, Schwans
Education:	Metro University in Denver

This borrower member posted the following loan description, which has not been verified:

Looking for some capital to expand my home based business.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,685.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404152	$2,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404152. Member loan 404152 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,326 / month
Current employer:	Rehabilitation Professional, Inc.	Debt-to-income ratio:	20.51%
Length of employment:	10 months	Location:	St. Louis, MO

Home town:	New York
Current & past employers:	Rehabilitation Professional, Inc., Washington University in St. Louis, Atlanta Journal Constitution
Education:	Washington University in St Louis, Saint Louis Community College-Florissant Valley

This borrower member posted the following loan description, which has not been verified:

I am a graduate of Washington University in St. Louis. I need to take some courses over the summer in order to get into graduate school and the money will be used for that purpose.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,898.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404176	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404176. Member loan 404176 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Infinite Solutions	Debt-to-income ratio:	0.45%
Length of employment:	3 years 2 months	Location:	Murrieta, CA

Home town:
Current & past employers:	Infinite Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Greetings! Our daughter just had twins and her maternity leave is very short and she is afraid she will get laid off if she takes too much time off. So we moved into her home and rented out our own home, so my wife can take care of the babies full time and our daughter can go back to work. I am seeking a loan, because after living in our daughter's home, I realize that I need to do some upgrades for both our own living space and the babies, such as adding another full bathroom and additional bedroom, which our daughter and her husband cannot currently afford. We do have a home equity line of credit on our own home, but due to the current real estate crisis my wife does not feel comfortable tapping into it. I pride myself in being an ideal borrower because I have never been late on any of my bills since my early twenties until now, I am a grandpa! And since I always pay my bills, I hardly have much debt. My income has always been very stable and good, and I keep our expenses low. Please consider giving this loan to me. I will make sure it will be a safe investment for you. Thank you very much.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,976.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404225	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404225. Member loan 404225 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,733 / month
Current employer:	Sony Computer Entertainment	Debt-to-income ratio:	22.88%
Length of employment:	1 year 6 months	Location:	ALAMEDA, CA

Home town:	Belvedere Tiburon
Current & past employers:	Sony Computer Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

It seems that if you carry a large balance on your credit cards, they are increasing the interest rate to ridiculous rates (Chase increased my interest rate on my credit card to 30% and is asking for minimum payment of almost $500). If I can consolidate my cards, pay them all off and cut up the cards, I am hoping to pay off the loan as quickly as I can afford to.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,877.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404237	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404237. Member loan 404237 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Ira Hirsh	Debt-to-income ratio:	7.70%
Length of employment:	7 years	Location:	Tucson, AZ

Home town:	Brooklyn
Current & past employers:	Ira Hirsh
Education:	Columbia College Chicago

This borrower member posted the following loan description, which has not been verified:

I have recently expanded my business by financing a cashmere company. We started small at the end of 08, with low expectations. I have put close to 100,000 of my own money to help things out. We initially were looking for sales in the 65,000 dollar range for the year. It is May, and we are already up to 165000.00 in pending orders. We are delighted, but a little cash strapped. I have put up 75 percent of the money needed to get additional product from China, where it is produced. This money will essentially be a bridge loan. We are already delivering on product and are receiving payment already. In July, we expect a flow that will give us the head room needed to breathe.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1966	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,864.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404245	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404245. Member loan 404245 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	n/a	Debt-to-income ratio:	8.21%
Length of employment:	n/a	Location:	Portland, OR

Home town:	Portland
Current & past employers:
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

I plan to purchase several acres with my sister for a future vacation cabin and/or retirement. I have an excellent credit history and stable employment. I want to know if I can get a loan that will beat the interest rate I have available from other sources.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$2,239.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404282	$1,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404282. Member loan 404282 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,376 / month
Current employer:	Gavilon	Debt-to-income ratio:	1.09%
Length of employment:	5 years 1 month	Location:	NEW ALBANY, MS

Home town:	Aurora
Current & past employers:	Gavilon
Education:	Northeast Community College

This borrower member posted the following loan description, which has not been verified:

I'd like to consolidate my debt into one monthly payment.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$205.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404305	$10,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404305. Member loan 404305 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,496 / month
Current employer:	Stanford University School of Medicine	Debt-to-income ratio:	14.98%
Length of employment:	10 months	Location:	Stanford, CA

Home town:	Santa Monica
Current & past employers:	Stanford University School of Medicine
Education:	Westmont College, Stanford University

This borrower member posted the following loan description, which has not been verified:

Hello. My name is Roberto and I am currently a 24-year old medical student at the Stanford University School of Medicine. I am a kind and smart guy that is working on becoming an orthopedic surgeon. In the past (2006) I used Prosper to borrow money to fix up my 1971 Chevrolet Nova Muscle Car and was very pleased with the experience. I borrowed $3,000 and paid it off in 12 months. I am now seeking $10,750 to invest in U.S. equities and will be paying off my loan in 36 months. I am an extremely hard working guy that was top of my class in college. I am a very low risk borrower as I have NEVER been late on a credit card payment or peer-to-peer lending payment. I have a lot going for me and will not risk messing up my credit or reputation by being late on any payments to a lender. I have recently been awarded a prestigious scholarship that will be paying for half of medical school and you can see my bio at http://www.pdsoros.org/current_fellows/ The condensed version of my finances is that I have over $23,000 in cash, all of my vehicles are paid for and worth around $30,000, owe $8000 on my credit cards (that in combination with the fact that as a medical student I get a living allowance of $2500/month, I only use $1700 of it, does not show up as income and causes me to have a low credit score), go to medical school on a near full-ride, and have positive cash flow exceeding $800/month after all my expenses are taken into account. I am getting married this summer and will be living on campus with my wife who just finished her Masters and is a college professor. Her income will cover groceries, gas, and other living expenses meaning that I foresee positive cash flow of over $1100/month starting this fall. I will also be selling two of my classic muscle cars this summer. You may ask why I have $8,000 in credit card debt when I have $23,000 in cash and $30,000 in assets? That is because I have a 0% APR card and have wanted the cash cushion for now. I do not foresee any big expenses as I have already paid for the ring, we have paid for the honeymoon, and our parents are paying for the wedding. I would just rather have that cash available right now as we start our new life together and as soon as my 0% APR deal ends I will pay the cards off. I will have more than enough positive cash flow each month to make the payment on this $10,750 loan. During the summer break between my sophomore and junior years of college I did an investment banking internship and had the opportunity to learn about the world of economics and equities. Since then I have followed the world financial markets with a close eye and have become very passionate about investing. This enormous downturn, the worst since the Great Depression, has left good companies (in infrastructure, tech, agriculture, shipping) trading at a fraction of what they were. It has also removed a large amount of risk in investing and has presented an opportunity with enormous upside potential as a recovery looms on the horizon as has happened after every U.S. economic crisis in history. In 2006 and 2007 I actively invested a sum of $10,000 and turned it into $20,000 through learning to manage risk with stops, investing on a mixture of momentum, news, technical analysis, and fundamentals, not letting emotion, greed, or fear make me hold losing positions, learning to sell my losses and ride my gains, etc. I am happy that I sold everything before the crisis and was able to buy my dream car at the time with the proceeds in late 2007 (2004 BMW 330Ci). Seeing this opportunity after the economic crisis and the recovery on the horizon (next couple years) has once again convinced me to start to move some money ($5,000) back into the market in the past month with a focus on managing risk with tight stops and have made some great profits already. I would like to increase the size of this portfolio as soon as possible with the proceeds from this loan.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,333.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404353	$11,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404353. Member loan 404353 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	16.52%
Length of employment:	2 years	Location:	Blue Island, IL

Home town:	Chicago
Current & past employers:
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

The cost of my wedding this coming September has exceeded my estimated budget. This loan will pay the cost of catering. The remaining wedding costs will easily fall within my budget. I expect to be able to pay the balance of this loan in full following the wedding. My fiance and I enjoy secure positions at financially thriving companies. In addition to our dual incomes, we share living expenses.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,324.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404361	$2,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404361. Member loan 404361 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	D C Superior Court	Debt-to-income ratio:	19.87%
Length of employment:	12 years	Location:	Oxon Hill, MD

Home town:	Wichita Falls, Texas
Current & past employers:	D C Superior Court, Federal National Mortagage
Education:	Northern Michigan University Unversity of the District Columbia

This borrower member posted the following loan description, which has not been verified:

I was a foster parnts for 20 years and my bathroom need serious repair from the wear and use of myt foster children. I have retire from the foster care system and I need to fix the shower, new sink, vanity and new toilet. The floor tiotle is coming up. I have gotten an estimate that it would cost me $2500.00 to repair. My bathroom is a small one that in a home built in 1960.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,125.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404375	$19,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404375. Member loan 404375 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,542 / month
Current employer:	n/a	Debt-to-income ratio:	11.43%
Length of employment:	1 year 9 months	Location:	Milwaukee, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have credit card debt that I am making slightly over the minimum payment on. I just need the loan to pay off the credit card so my payments have an end date that I will be able to make without the high percentage interest rate.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$11,043.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404376	$3,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404376. Member loan 404376 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.55%
Length of employment:	n/a	Location:	Walnut Creek, CA

Home town:
Current & past employers:
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

I'm requesting this loan so that I can pay for an attorney for my girlfriend. The total cost is $5,000 and I already put the first $1,000 on my credit card. I'm a college student and also have a good paying job. My monthly salary is about $2,000 and my expenses are very low. Rent and Utilities $733 -- soon to be $480 in July Food $160 -- I use a discounted meal plan Right now I have no need for a car or anything else. I am seeking a loan through lending club because I would like to lower my monthly payments and not pay my credit card's interest rate (14.0% variable). I always pay my bills off every month, I have no debt and my credit score is 805 (last checked in March). Please help me, I am very responsible and good with money.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404393	$1,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404393. Member loan 404393 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Frito Lay	Debt-to-income ratio:	2.32%
Length of employment:	2 years	Location:	CHULA VISTA, CA

Home town:	chula vista
Current & past employers:	Frito Lay, Frito Lay
Education:	Southwestern College-Chula Vista

This borrower member posted the following loan description, which has not been verified:

looking for low interest rates

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,524.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404403	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404403. Member loan 404403 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,907 / month
Current employer:	associated photo	Debt-to-income ratio:	15.62%
Length of employment:	2 years	Location:	homestead, FL

Home town:	havana
Current & past employers:	associated photo
Education:	college

This borrower member posted the following loan description, which has not been verified:

I don???t own money to any one, I work in a very good and stable job where I m the manager, I need this money to get in track with my life again (backup), I been living from check to check and is hard to keep up, I have a 6 years old son and we need to breath a new air.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	59
Revolving Credit Balance:	$829.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404448	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404448. Member loan 404448 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	SOGDA Limited, Inc.	Debt-to-income ratio:	19.11%
Length of employment:	3 years 10 months	Location:	Seattle, WA

Home town:	Seattle
Current & past employers:	SOGDA Limited, Inc.
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I am applying for a personal loan to cover legal expenses associated with my divorce. I am responsible person, have full-time job, never been late on any payments (rent, credit cards, utility bills and etc.)

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,391.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404491	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404491. Member loan 404491 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	ING	Debt-to-income ratio:	21.06%
Length of employment:	7 years	Location:	SIMPSONVILLE, SC

Home town:	South Carolina
Current & past employers:	ING
Education:	Lander University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate higher interest debt. I have never missed a debt payment in my life and have no expectation of ever doing so.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,880.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404492	$21,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404492. Member loan 404492 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	n/a	Debt-to-income ratio:	6.69%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

With so many things going on in my life, I'd like to simplify what I can. I want to borrow money so I can pay off all my debt and manage a single payment each month. Thank you I appreciate it!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,357.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404499	$7,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404499. Member loan 404499 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,333 / month
Current employer:	black bull	Debt-to-income ratio:	2.16%
Length of employment:	8 years	Location:	miami, FL

Home town:
Current & past employers:	black bull
Education:

This borrower member posted the following loan description, which has not been verified:

My husband was hit by a drunk driver last august. Although its a miracle he survived, he lost temporary use of his legs. Now he is in therapy 4 days a week and doing well. His disability is running out and my income carries us fine. We are looking for some help with some of his expenses that our medical isn't covering and with some of our deductible. the medication costs are exorbitant as well. repaying the loan back will not be a problem. i make good money and our living expenses are low. additionally, my husband starts back working again in September. thank you so much.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,360.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 404500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404500	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404500. Member loan 404500 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Cornell Univeristy	Debt-to-income ratio:	5.37%
Length of employment:	6 years	Location:	Ithaca, NY

Home town:	Mt. Pleasant
Current & past employers:	Cornell Univeristy
Education:	Pennsylvania State University-Main Campus, Cornell University

This borrower member posted the following loan description, which has not been verified:

I am writing my dissertation and will use this loan to consolidate debt and pay for school-related expenses. Due to circumstances beyond my control, my lab has lost most of its funding over the past year and is only able to offer me limited support until my graduation date of August 2009.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,580.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404575	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404575. Member loan 404575 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,250 / month
Current employer:	Google	Debt-to-income ratio:	8.52%
Length of employment:	n/a	Location:	Cambridge, MA

Home town:	Los Angeles
Current & past employers:	Google
Education:	MIT (Massachusetts Institute of Technology)

This borrower member posted the following loan description, which has not been verified:

Hi all. I built up a bit of debt while laid off from a startup and am moving over to google, with great job security and a high salary. I'm looking to get $12k off of revolving accounts and into something stable that I can pay down over three years. I'm a successful MIT-educated software engineer and, aside from now, have carried a job that paid at least $90k since I graduated in 2002. Never late on anything and just looking to reorganize my debt. Thanks!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,732.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404587	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404587. Member loan 404587 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Ruby Tuesday	Debt-to-income ratio:	3.67%
Length of employment:	8 months	Location:	MIDLAND, MI

Home town:	Midland
Current & past employers:	Ruby Tuesday, Dolce International, Foot Locker
Education:	Davenport University, Delta College, Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

I have been approved for a home loan, and have found a home, but due to unforeseen circumstances, had to use most of my downpayment money on other things.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,048.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404601	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404601. Member loan 404601 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	CatholicHealthcareWest	Debt-to-income ratio:	3.57%
Length of employment:	6 years	Location:	ROSEVILLE, CA

Home town:	Pasig
Current & past employers:	CatholicHealthcareWest, Sutter Health
Education:	Centro Escolar University, Philippines

This borrower member posted the following loan description, which has not been verified:

I would like to know the details of the loan. Thank you

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,927.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404657	$25,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404657. Member loan 404657 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	BUBBLE GUM PRODUCTIONS INC.	Debt-to-income ratio:	10.80%
Length of employment:	10 years 2 months	Location:	FORT LAUDERDALE, FL

Home town:	Minneapolis
Current & past employers:	BUBBLE GUM PRODUCTIONS INC., SCATT HOOVERCRAFT
Education:	FIU & FSU

This borrower member posted the following loan description, which has not been verified:

Hello, I'm seeking a loan to consolidate high intrest credit card debt. I have good credit (727 fico as of 4/30/09) Thanks

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,210.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404663	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404663. Member loan 404663 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Philo Smith Capital Corporation	Debt-to-income ratio:	17.78%
Length of employment:	2 years 5 months	Location:	STAMFORD, CT

Home town:
Current & past employers:	Philo Smith Capital Corporation
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I made the mistake of using a Discover card while I was poor and in college. I have not been able to get ahead of it since. I haven't charged anything since I graduated in 2006. I've been at the same job, making payments, which have barely decreased the balance. The interest rate keeps going up. I would like to pay it off today, be rid of it, and make reasonable payments to someone else. I hate this credit card.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,440.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404666	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404666. Member loan 404666 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	Internatioinal Sushi Academy	Debt-to-income ratio:	6.55%
Length of employment:	6 years 2 months	Location:	La Habra, CA

Home town:	Busan
Current & past employers:	Internatioinal Sushi Academy
Education:	Busan National University

This borrower member posted the following loan description, which has not been verified:

I own the Sushi Academy for 6 years now, and has been this Shshi industry for 21 years. I found the new business place that there are no sushi restaurant within 5 miles. It is such a perfect location + this new space used to be Chinese Restaurant so I do not spend a penny on the equipments. only thing i did to open a sushi restaurant here is to change the interior design and new paint. well I spent my 50K to do all my work and it is ready to open. I also reserve 20K for 3 month cash flow however, I need little bit more money for advertisement(It is little expensive than what i thought), and pay for the sign company. I promise the perfect on-time interest to all my investers. Thank you for reading my listing.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,983.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404709	$12,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404709. Member loan 404709 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,683 / month
Current employer:	Keyhole Road Assist	Debt-to-income ratio:	7.96%
Length of employment:	9 months	Location:	GARLAND, TX

Home town:	Trenton
Current & past employers:	Keyhole Road Assist, Allentown Caging, Hibbert Group, Pier 1 Imports, AMC Entertainment, Acme Markets
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

I always pay my debts on time and I want to get rid of my credit cards forever. My family owns the company I work for, so even though I've only been there a short time, I have a very stable job.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,656.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404712	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404712. Member loan 404712 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Your Deal Source, LLC	Debt-to-income ratio:	12.96%
Length of employment:	2 years 4 months	Location:	Hampden, MA

Home town:	Springfield
Current & past employers:	Your Deal Source, LLC
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

Thanks for looking and for your interest. I'm looking for a $25k loan for inventory and cash flow for my small business. We sell Toys and Electronics on Amazon.com and www.yourdealsource.com. We've been in business for two years, and last year revenues were $400k. We're hoping to break $800k this year but need more cash for inventory and general business expenses. If you have any questions, please feel free to email me. Thank you again!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,204.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 382458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382458	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382458. Member loan 382458 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	19.22%
Length of employment:	n/a	Location:	Scarsdale, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Help me conquer high apr's!

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	44
Revolving Credit Balance:	$14,309.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393476	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393476. Member loan 393476 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	Evergreen School District	Debt-to-income ratio:	5.83%
Length of employment:	10 years	Location:	VANCOUVER, WA

Home town:	National City
Current & past employers:	Evergreen School District
Education:

This borrower member posted the following loan description, which has not been verified:

My sister has been laid off of her job. She has survived breast cancer but has substantial debt. I would like to help her with her finances.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,699.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401193	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401193. Member loan 401193 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	darryls grading inc	Debt-to-income ratio:	4.52%
Length of employment:	24 years 5 months	Location:	LAWRENCEVILLE, GA

Home town:	Birmingham
Current & past employers:	darryls grading inc, n\a
Education:	u of tennessee

This borrower member posted the following loan description, which has not been verified:

w ant to help daughter purchase a car by cosigning a loan for her

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,311.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402602	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402602. Member loan 402602 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,400 / month
Current employer:	TradeStation Securities	Debt-to-income ratio:	7.90%
Length of employment:	1 year	Location:	Pompano Beach, FL

Home town:	Los Angeles
Current & past employers:	TradeStation Securities
Education:	Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

This loan is to add to a downpayment & closing costs for a home. I already have $34,000 cash for this purpose, my goal is to have at least $40,000 to comfortably work with by the end of May for closing & moving costs. I have steady employment & income of more than $5400 per month before taxes. I have been approved by Wells Fargo and will go forward with a house around $200,000. I will put 15% down payment for the house. I can provide proof of both my income and my savings. Monthly income: $ 5400 Monthly expenses: $ 2963 (generous estimate, including income taxes) Rent & utilities: $ 650 Cars: $ 163 for insurance, $ 100 for gas & oil, et cetera Entertainment, food, cell phone, internet: $ 500 Other debt: $ 200 Taxes: $ 1350 The aforementioned expenses would leave about $2400 for my mortage and debt service for this loan. I don't expect my mortgage to exceed $1500, including insurance.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$744.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404179	$11,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404179. Member loan 404179 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	MSW Print and Imaging	Debt-to-income ratio:	20.69%
Length of employment:	5 years 1 month	Location:	Ypsilanti, MI

Home town:	Gaylord
Current & past employers:	MSW Print and Imaging
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I've racked up a little bit of credit card debt, and while I have no problem making the payments every month and am progressing in paying down the balances, I hate paying the absurdly high interest rates the credit card companies impose on their clients. I wish to obtain a loan so that the money that is going to interest will instead be paying down the principal I owe. I don't miss payments and currently make a at least a $500/mo payment toward these cards, so this loan will fit my budget with room to spare.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	15
Revolving Credit Balance:	$22,261.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404321	$16,950	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404321. Member loan 404321 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Marlow and Massoni CPA's	Debt-to-income ratio:	0.00%
Length of employment:	3 years 6 months	Location:	SAN FRANCISCO, CA

Home town:	San Francisco
Current & past employers:	Marlow and Massoni CPA's
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

My boyfriend and I after 3 year are finally going to wed. He has been out of service for a year now, and we are starting to make our life together. We don't want to go over board. He will safe for a down payment of a house and I'll cover the wedding. I would love to make it special, but also don't want to go crazy with it. Reasons to invest in this loan: - I have a good credit history. I actually paid off a loan completely a month ago for $8,000.00 and credit cards for $5,500.00 - I have never missed a payment or had a late payment in my life. Keeping my credit is a top priority. - I've been an accountant for the last 5 years, have a secured, recession prove job. - My current Income-to-debt ratio is 20%. and my FICO is on the high 700s

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404531	$6,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404531. Member loan 404531 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,600 / month
Current employer:	compass group usa	Debt-to-income ratio:	4.13%
Length of employment:	2 years	Location:	greenacres, FL

Home town:	West Palm Beach
Current & past employers:	compass group usa
Education:

This borrower member posted the following loan description, which has not been verified:

to get on my feet

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	67
Revolving Credit Balance:	$596.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404757	$17,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404757. Member loan 404757 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,267 / month
Current employer:	The Boeing Company	Debt-to-income ratio:	7.82%
Length of employment:	3 years	Location:	SEATTLE, WA

Home town:	Heilbronn
Current & past employers:	The Boeing Company
Education:	University of Washington at Seattle, Embry Riddle Aeronautical University-Extended Campus, California University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Hello Lenders! I am a newlywed with a few credit cards that keep having a balance. I have tried for 3 years now to pay them off but haven't gotten anywhere. I need to do what's best for my relationship and this will allow me to do that. I will put the money to pay off all three balances. I have a great paying job as an engineer at Boeing. Having everything in one place will allow me to pay them off finally. I hope you can relate. Thank you!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,372.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404765	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404765. Member loan 404765 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	15.36%
Length of employment:	1 year 3 months	Location:	El Paso, TX

Home town:	El Paso
Current & past employers:	AT&T Inc., Time Warner Cable, Office Depot
Education:	The University of Texas at El Paso, American College of Computers & Information Sciences

This borrower member posted the following loan description, which has not been verified:

I am the owner of Lucky Dog Sports Gear a small internet based sports memorabilia retailer which has been in business since 2006. I began selling just NASCAR products but have expanded into NFL, NBA and MLB. I currently sell through Ebay and Amazon.com. Each year we have been in business we have had an increase in sales and have had a strong start to this year despite the slow down in retail purchasing but are expecting a strong holiday season. I am looking to use this loan to consolidate business debt at a lower interest rate and continue to expand my product line with the future plans of opening a physical location. I have borrowed funds in the past from another p2p lender and paid the loan off in full. I want to take advantage of this economic down time to get Lucky Dog Sports Gear in a strong financial position with adequate inventory for the holiday season. I want lenders to take a chance to fund Lucky Dog Sports Gear and make money from the interest.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	79
Revolving Credit Balance:	$11,078.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404814	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404814. Member loan 404814 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,637 / month
Current employer:	Phoenix Health Plan	Debt-to-income ratio:	6.72%
Length of employment:	6 years 2 months	Location:	Tempe, AZ

Home town:	Little Neck
Current & past employers:	Phoenix Health Plan, Abrazo Healthcare/Vanguard Healthcare
Education:	Arizona State University, SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

Hello. I'm looking for a loan to finance a home improvement project. I have an excellent credit rating, a steady, secure job and my income is more than sufficient to service the debt. I have looked into both refinancing my mortgage and home equity financing, but with the closing costs the banks charge, both are undesirabe to me. To give a bit more detail: Credit rating - my credit report was recently run by one of the brokers I consulted for mortgage refinancing and my Credit Score is 808 with Experian, 782 with TransUnion and 811 with Equifax. Job and Income - I work in the Finance department of a health insurance company that is an AHCCCS plan. AHCCCS is the State of Arizona's Medicaid program. The company I work for has been around for 25 years and has been servicing 3 Arizona counties. Recently, the company renewed its contract with AHCCCS and was awarded with 6 additional counties, doubling its membership. I've been with this company for 2 years, and I transferred from a sister company for which I worked for 4 years - 6 years total with the organization. I've received high marks (and corresponding raises) in my annual reviews, which, along with the solidity of the company itself, indicates that my job is very secure and the odds of me being "downsized" are very slim. My current annual salary is about $67K.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,022.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404817	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404817. Member loan 404817 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Tim Blake's Photographic Studio LLC	Debt-to-income ratio:	19.57%
Length of employment:	8 years	Location:	Plainwell, MI

Home town:	Eau Claire
Current & past employers:	Tim Blake's Photographic Studio LLC, Borroughs Corp
Education:	KVCC

This borrower member posted the following loan description, which has not been verified:

My business has been going for 8 years with approx. 10% growth over the past 5 years. I started the business (Photographic Studo) as many businesses without a lot of money. I have had to use a lot of short term debt and now just need to get rid of a few of these high interest CC bills and get rid of these for good. My web site is www.blakephotostudio.com. I have never missed any payments on anything in 30 years but I'm sure credit score is not great due to the debt right now. I'm looking for help at a good rate so I can get back on track and get rid of some of these high interest loans. I also have a chance to move into a new high traffic historic storefront which would help us to grow at a projected rate of 15-20% over the next 18 months. Currently the studio is about 40 minutes from a main city which is hindering day to day business. I'm looking at our biggest "wedding" year ever even with the economy being soft so the business is fine....just the short term debt we used to grow the business. Thank you for all your concideration. Tim

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$87,123.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404823	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404823. Member loan 404823 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	Sentara Obici Hospital	Debt-to-income ratio:	21.85%
Length of employment:	8 years	Location:	Windsor, VA

Home town:	Norwalk
Current & past employers:	Sentara Obici Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to help my daughter finish with Nursing school so she can get on her feet the right way. I always pay my bills on time and most of the time I pay my bills off as soon as I get them. I am just a father that wants to be able to help my child in ways that I was unable to help her growing up. Thank you for your support.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,806.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404854	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404854. Member loan 404854 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	BSGPC	Debt-to-income ratio:	2.00%
Length of employment:	8 months	Location:	Vienna, VA

Home town:
Current & past employers:	BSGPC, E-Trade
Education:	George Mason

This borrower member posted the following loan description, which has not been verified:

I recently bought a place, would like to finance my furniture without opening a credit card to each and every stores.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,309.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404857	$8,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404857. Member loan 404857 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Navy Federal Credit Union	Debt-to-income ratio:	23.42%
Length of employment:	9 years 5 months	Location:	ASHBURN, VA

Home town:	Beale Air Force Base
Current & past employers:	Navy Federal Credit Union, Staples, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I currently have a loan that I am trying to payoff as it's payments per month are 360 for the next three years. I am trying to buy a house and paying off this loan is the only thing holding me back.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,964.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404859	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404859. Member loan 404859 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,000 / month
Current employer:	Self	Debt-to-income ratio:	1.08%
Length of employment:	8 years 9 months	Location:	Benson, MN

Home town:	Benson
Current & past employers:	Self, Jimmys Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

We would like to add a nursery and do landscaping

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	39
Revolving Credit Balance:	$7,987.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404870	$3,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404870. Member loan 404870 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Liberty Pest Control	Debt-to-income ratio:	13.32%
Length of employment:	2 years 2 months	Location:	DUNLAP, CA

Home town:	Anchorage
Current & past employers:	Liberty Pest Control, Clark Pest Control, Krispy Creme
Education:

This borrower member posted the following loan description, which has not been verified:

Medical expenses not covered, deductable not met this year.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,099.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404896	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404896. Member loan 404896 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,708 / month
Current employer:	State of Texas	Debt-to-income ratio:	19.62%
Length of employment:	13 years 3 months	Location:	KILLEEN, TX

Home town:	Temple
Current & past employers:	State of Texas, City of Killeen
Education:	Stephen F Austin State University, New Mexico State University - Las Cruces

This borrower member posted the following loan description, which has not been verified:

Our air conditioner unit went out last week. There were units that were less expensive but I would prefer to get a unit that will meet the requirements for the tax credit for next year. Not only will it be more energy efficient and save money on our energy bill but the amount of the tax credit and rebate will bring the total cost of the more efficient unit to the same price as the less efficient unit. A rebate is not available for the less efficient unit does it qualify for the tax credit.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,419.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404925	$22,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404925. Member loan 404925 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Self employed	Debt-to-income ratio:	4.70%
Length of employment:	5 years 6 months	Location:	McDonough, GA

Home town:	McDonough
Current & past employers:	Self employed
Education:	University of Armenia

This borrower member posted the following loan description, which has not been verified:

Once I purchase business, I will have over $250,000 secured line of credit, which will easily allow me to pay off this loan. I am a seasoned entrepreneur who has never been late on credit card payment or any of my mortgages.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$102,213.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404944	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404944. Member loan 404944 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Columbia County Sheriff's Office	Debt-to-income ratio:	14.93%
Length of employment:	1 year 4 months	Location:	Martinez, GA

Home town:	Rochester
Current & past employers:	Columbia County Sheriff's Office, Richmond County Sheriff's Office
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

My wife and I have a retaining wall that holds up our neighbor's driveway. The wall was constructed over 20 years ago and is made of cinder blocks and does not have a drainage system or a solid footer. Our neighbor's house is a rental property and we have tried to work with him to repair the wall. Unfortunately, he could care less about his property, since he does not live there, and is not willing to help out at all. My wife and I moved to Georgia 4 years ago from Rochester, NY. We bought our first house when we moved here. The house was a bank repo and we put countless hours into making it livable. It is now a beautiful 3 bedroom, 1 1/2 bath ranch. We have a nice size lot but we have been unable to do anything with it because of the wall. The wall is leaning and continues to get worse. We are deathly afraid that the wall is going to fall soon and cause more damage than we can afford. With the poor drainage, and the water running off from our neighbor's driveway, we cringe when we hear a storm is coming! On a personal note, I am a deputy sheriff and my wife is an accountant. We have a 10 year old son and we both are enrolled in college full time. We are very responsible people and we are working to obtain our degrees (I will have my BS in Psychology in June and my wife will have her BA in Accounting in November) to better ourselves. We are not looking for an easy way out. We are simply asking for someone to give us the opportunity to get this wall repaired so that we can move on. Please feel free to contact us if you have any questions or concerns and we will be more than happy to address them. We have pictures of the wall as well as estimates for the removal of the existing wall and construction of a new wall with proper drainage if anyone is interested. We thank you in advance and look forward to hearing from you.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,528.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404966

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404966	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404966. Member loan 404966 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Education Personnel Federal Credit Union	Debt-to-income ratio:	24.00%
Length of employment:	13 years 11 months	Location:	Danville, IL

Home town:	Covington
Current & past employers:	Education Personnel Federal Credit Union, Danville Elks Country Club
Education:

This borrower member posted the following loan description, which has not been verified:

Due to my husband's health in the last year I have relied on credit cards to carry us through. My husband is self employed so his income was less than usual during this time. He is much better and building his business back up. Also during the same time we were approached to sell our home/business to a major retailer. Prior to closing we moved home and business to a rental property. Closing was postponed 3 times then finally they backed out of the deal. We have since moved back after renting for several months. I have been with my present employer for 14 years and am in a recession proof position. I plan to retire from here in 10 to 15 years. It would be good to be able to consolidate and hopefully see more cash flow each month and not have to use credit. I have not used these credit cards in the last 4 month because I am trying to become debt free. Two of these cards have raised my interest rate recently. At this rate I will be paying them forever. I just want a chance to get out from under this debt. Our youngest son will be graduating from high school this month. He is planning on going to a local community college and working to pay his expenses which will help with our living expenses.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,540.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404968

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404968	$3,100	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404968. Member loan 404968 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Faris Industrial Services LLC	Debt-to-income ratio:	12.60%
Length of employment:	1 year 1 month	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	Faris Industrial Services LLC
Education:	Loyola University New Orleans, University of North Florida

This borrower member posted the following loan description, which has not been verified:

I am a successful small business owner with good credit. I own my own home, but am looking to move into a larger one since I just got remarried and have two small children. We cannot sell our current house, as it is now worth less than what we paid for it, so we have it rented out. I have not been able to get any financing for my personal needs or for my business from traditional sources SOLELY because I am self-employed and have been in business for less than 2 years. This has been told to me verbally and in writing from everyone I have tried to get funding from including the Small Business Administration lenders and my personal bank. They do not care that I have good credit and that my business is profitable and has over $350,000 in sales revenue for the first year. I have $160,000 cash I am putting down on a house, and I need $11,000 more for closing costs and moving expenses. Given enough time, I can save enough money to cover these costs, however, since this is a cash deal we will be closing on the house very quickly. I currently pay both my husband and myself a base salary from our business, so we hav the ability to repay this loan.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	28
Revolving Credit Balance:	$30,044.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404975	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404975. Member loan 404975 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	enservio	Debt-to-income ratio:	11.81%
Length of employment:	1 year	Location:	Chesterton, IL

Home town:	Royal Oak
Current & past employers:	enservio, Sears Holdings Corporation, Orbitz Worldwide, Arc Worldwide, CNA Insurance, Diamond Technology Partners, Neoglyphics, IBM, Sun Microsystems
Education:	University of Michigan, University of Idaho

This borrower member posted the following loan description, which has not been verified:

Sears installed new windows in our home where we are raising a family of 4 girls where we'll be living for a long time. The great thing is that we got them on the Sears Home Improvement credit card, the bad thing is that the interest rate is too high. I'm a Director at a software design company focused on the insurance business and have been in the industry 15+ yrs. We bought our house 3 years ago with a 30yr loan and don't have a lot of equity to refinance or do a HELOC. Yet our credit score is great and our minivan is paid off next month-- that monthly payment will then go to this loan. I'd rather not give Citibank all the interest if I can avoid it! I'd also rather not open a credit card to shift the interest rate. ps- (why did Indiana not come up in dropdown list of locations? we are in Indiana, near Chicago)

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	80
Revolving Credit Balance:	$54,434.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404976	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404976. Member loan 404976 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	DuPont	Debt-to-income ratio:	15.72%
Length of employment:	1 year 7 months	Location:	Crofton, MD

Home town:	Crofton
Current & past employers:	DuPont
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

Hello! First off, I want it to be known that I am a prior borrower on Lending Club, and after 13 months of on-time auto-debit payments, I paid off my loan, in-full, early. This should prove that I will pay loans back as my credit is very important to me. I have saved up a lot of money and recently paid off all my credit cards (~$9,000). I was able to file a tax extension for 2008 taxes so that I have one more month to contribute to my Roth-IRA. I would like to get a loan from LC so that I may contribute to my IRA and have some spare money on hand to pay down other small bills. My credit and loyalty is very important to me, so I should not be considered an investment risk. I do not know if my credit report will show all the payoffs, as they were made at the end of March, but I will post screen shots of them if necessary. I appreciate your help!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404984	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404984. Member loan 404984 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Allstate	Debt-to-income ratio:	5.81%
Length of employment:	1 year 1 month	Location:	SPRING, TX

Home town:	HOuston
Current & past employers:	Allstate, The Travelers Companies Inc., Mothers Against Drunk Driving
Education:	The University of Texas at Austin, The John Marshall Law School

This borrower member posted the following loan description, which has not been verified:

I bought my 2005 Dodge Durango Limited from my Cousin. It is in perfect condition with leather seats, moon roof etc. Online it goes for anywhere between 14k-16K. I borrowed the initial payment from my parents and I need to refinance it to pay my parents back.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$90.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404987	$6,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404987. Member loan 404987 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Ackerman & Co.	Debt-to-income ratio:	12.39%
Length of employment:	4 years	Location:	Braselton, GA

Home town:	Chatearue
Current & past employers:	Ackerman & Co., United Corners
Education:

This borrower member posted the following loan description, which has not been verified:

I have experienced an unexplaned interest rate increase even though I am a platinum card holder. I would like to get a loan to close out this credit card account off and scale down to having just one credit card. My current car loan will be paid off in July of this year and my goal is to pay off and close other accounts by the end of this year and the beginning of next year. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,092.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405001	$21,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405001. Member loan 405001 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Mann Enterprises	Debt-to-income ratio:	19.75%
Length of employment:	10 years 11 months	Location:	Meherrin, VA

Home town:	Richmond
Current & past employers:	Mann Enterprises, Northern Tool, Kelly Rentals
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

I purchased a rental property last year below market value. The owner financed it with a balloon payment of $15,000 due in July. The property is currently rented for $300 a month and the renter has never missed a payment. Market value of property $45,000. LTV of 30% I currently own 4 rental properties in the area. I planned to payoff the loan when I sold another property. Unfortunately that property has not sold yet and I am concerned about not having the funds. I have been self-employed for over 10 years make a decent income and always pay my bills on time. You will never regret your investment with me!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,454.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405012	$16,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405012. Member loan 405012 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$26,667 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	1.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	Bridgeton
Current & past employers:	Morgan Stanley
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I will have no problems affording this loan.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,442.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405031	$4,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405031. Member loan 405031 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	4G Wireless	Debt-to-income ratio:	14.55%
Length of employment:	2 months	Location:	las vegas, NV

Home town:	Tamuning
Current & past employers:	4G Wireless, Guamcell Communications, Guam Wireless Telephone Company
Education:	University of Guam

This borrower member posted the following loan description, which has not been verified:

Just moved and got a new job. Trying to pay off as much credit card debt as I can as well as bring down my current personal loan so I can save money and eventually be debt free. I want to pay off my credit cards and close them, pay down my personal loan or have it completely paid off with a lower loan amount. Want just one loan, one bill that I can afford.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,085.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405044	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405044. Member loan 405044 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	8.21%
Length of employment:	3 years	Location:	CONCORD, CA

Home town:	San Francisco
Current & past employers:	Kaiser Permanente, Tony la Russas animal rescue foundation, US marketing and promotions
Education:	Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

Purpose of my loan is to consolidate my debts into one payment. I want to clean up loose ends and get out of credit card debt. Having one account to pay will simplify my finances. I will pay more than the minimum amount and I have solid employment with Kaiser Permanente health care provider. Thank you!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	66
Revolving Credit Balance:	$19,696.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405046	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405046. Member loan 405046 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Corrpro	Debt-to-income ratio:	14.43%
Length of employment:	3 years	Location:	San Diego, CA

Home town:	Fort Hood
Current & past employers:	Corrpro
Education:	University of California, San Diego

This borrower member posted the following loan description, which has not been verified:

I have an American Express Platinum card that has nearly $5000 in flexible spending. The flexible spending account is charging me around 15% right now and I am sick of the high interest rate. It is a relatively new service for Amex and when it started you could pick which charges to use for the service. I travel a lot for work and somehow I managed to put an entire trip on it, but this allowed me to put a good down on an engagement ring for my fiance. Anyway I have had the debt entirely too long and really want to pay it off. The loan will be payed with web bill pay through Navy Federal Credit Union, so I won't even see it leave my account. I am an engineer that makes pretty good money and I am honest so feel assured about repayment.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,082.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405100	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405100. Member loan 405100 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	R.R. Donnelley & Sons	Debt-to-income ratio:	8.35%
Length of employment:	1 year	Location:	Danville, KY

Home town:	Danville
Current & past employers:	R.R. Donnelley & Sons, American Tokyo Rope (ATR)
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the remaining balance on two credit card balances and for home improvement. I have been married for 33 years with one son, who is currently serving the country in the Air Force. I worked for A.T.R. , a wire manufacturer for 27 years before they went out of business due to the economic downturn. I am currently employed with a publishing company for the past year. I am financially stable and responsible. Looking to payoff some credit card debt and add a sunroom to my home. I am coming to the lending club community to help me go into retirement debt free and build a nice sunroom to enjoy a cold glass of iced tea. I will answer all question from potential lenders at my earliest convience. I thank you for viewing my listing.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$17,737.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405105	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405105. Member loan 405105 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	2.26%
Length of employment:	n/a	Location:	STATEN ISLAND, NY

Home town:	brooklyn
Current & past employers:
Education:	CUNY John Jay College Criminal Justice

This borrower member posted the following loan description, which has not been verified:

College expenses for my son for next semester; books and all expenses

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,977.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405124	$4,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405124. Member loan 405124 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Charles Grayson Salon and SoCap	Debt-to-income ratio:	13.26%
Length of employment:	10 months	Location:	Rock Hill, SC

Home town:	Grove City
Current & past employers:	Charles Grayson Salon and SoCap, Ecotage Salon and Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, My credit score is good and my income is around 41000/year. I own a home, but my mortgage payment is 0 because my fiance takes care of all of the bills. My responsibilities are relatively low, so repaying this loan would be no problem at all. Thanks! Lindsay Schiller

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,596.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405130	$1,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405130. Member loan 405130 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	steph	Debt-to-income ratio:	3.58%
Length of employment:	8 months	Location:	SAN DIEGO, CA

Home town:	san diego
Current & past employers:	steph
Education:	California College at San Diego

This borrower member posted the following loan description, which has not been verified:

hell my name is yurely I am applying for a loan. I have just started my credit and what affects me is that I have done to much inquiries. I just have like 5 reatail credit cards. I have a job and I also go to college I need that money to pay off some things such as things I pawned.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$937.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Posting Report Supplement No. 215 dated May 15, 2009